BAR HARBOR BANKSHARES

82 Main Street

Bar Harbor, ME 04609

April 9, 2012

Dear Shareholder:

The 2012 Annual Meeting of the shareholders of Bar Harbor Bankshares will be held at 11:00 a.m. EDT on Tuesday, May 15, 2012, at the Bar Harbor Club located at 111 West Street in Bar Harbor, Maine.  Our directors and officers join me in inviting you to attend this meeting and the reception following. The Notice of Annual Meeting, Proxy Statement and Proxy Card are enclosed, along with the Company’s 2011 Summary Annual Report and Annual Report on Form 10-K.

The accompanying Notice of Annual Meeting of shareholders describes matters to be acted upon at the Annual Meeting. Please give these materials your prompt attention. Then we ask that you complete, sign, date and mail promptly the enclosed Proxy Card in the return envelope, or use telephone or internet voting to ensure that your shares are represented and voted at the meeting.  Shareholders who attend the Annual Meeting may withdraw their proxy and vote in person if they wish to do so. Your vote is extremely important, so please act at your earliest convenience.

We look forward to seeing you on May 15th.  Please join us for the reception even if you are unable to attend the business meeting.

Very truly yours,

/s/ Joseph M. Murphy

Joseph M. Murphy

President and

Chief Executive Officer

Enclosures

BAR HARBOR BANKSHARES

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 15, 2012

     Notice is hereby given that the Annual Meeting of the Shareholders of Bar Harbor Bankshares (the “Annual Meeting”) will be held at the Bar Harbor Club at 111 West Street in Bar Harbor, Maine, on Tuesday, May 15, 2012, at 11:00 a.m. EDT to consider and act upon the following proposals:

1.

To elect thirteen (13) persons to serve as directors for a term of one year   [Proposal I];

2.

To approve a non-binding, advisory resolution on the compensation of the Named Executive Officers of the Company (“Say on Pay”) [Proposal II];

3.

To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012 [Proposal III]; and

4.

To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 21, 2012 as the record date for determining the shareholders of the Company entitled to receive notice of, and to vote at, the Annual Meeting (the “Record Date”).   Only shareholders of record of the Company’s common stock at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

YOUR VOTE IS IMPORTANT, SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE WHETHER OR NOT THEY PLAN TO ATTEND THE MEEING IN PERSON. YOU MAY ALSO DELIVER YOUR VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD OR VOTING INSTRUCTIONS FORM.  SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY WISH TO DO SO.

By Order of the Board of Directors

/s/ Marsha C. Sawyer

Marsha C. Sawyer, Clerk

BAR HARBOR BANKSHARES

82 Main Street

Bar Harbor, ME

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD TUESDAY, MAY 15, 2012

PROXY STATEMENT

This Proxy Statement is furnished to the Shareholders of Bar Harbor Bankshares (the “Company”) in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held on Tuesday, May 15, 2012, at 11:00 a.m. EDT at the Bar Harbor Club located at 111 West Street in Bar Harbor, Maine. The official Notice of the Annual Meeting of Shareholders accompanies this Statement. A Form of Proxy for use at the meeting and a return envelope for the proxy are enclosed.

The Notice of Annual Meeting, Proxy Statement, and Proxy Card were first mailed to the Company’s shareholders on or about April 9, 2012 to solicit proxies for the Annual Meeting. Any shareholder submitting a proxy has the right to revoke it at any time before it is exercised; therefore, the delivery of an executed Proxy Card will not in any way affect a shareholder’s right to attend the Annual Meeting and vote in person.  Revocation may be made prior to the Annual Meeting by a written revocation, or by submitting a duly executed Proxy Card bearing a later date sent to the Company attention: Marsha C. Sawyer, Clerk, 82 Main Street, Bar Harbor, Maine 04609; or a proxy may be revoked personally at the Annual Meeting prior to the voting of the proxy.

In absence of specific instructions to the contrary, shares represented by properly executed proxies received by the Company, including unmarked proxies, will be voted.

Proposal - I “FOR” the election of the thirteen (13) persons nominated as directors by the Board of Directors;

Proposal - II “FOR” approval of the non-binding, advisory resolution on the compensation of the named executive officers; and

Proposal - III “FOR” ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the ensuing year.

Except for procedural matters incidental to the conduct of the Annual Meeting, the Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the Proxy will vote the shares represented by such proxy on such matters as determined by a majority of the Board of Directors.

Quorum and Vote Required

Only shareholders of record as of March 21, 2012 (the “Record Date”) will be entitled to notice of, to attend, and to vote at, the Annual Meeting. Each share is entitled to cast one vote for each of the thirteen (13) director nominees to the Company’s Board of Directors and to cast one vote on each of the other matters to be voted on at the Annual Meeting. Cumulative voting is not permitted. As of the Record Date, 3,882,375 shares of the Company’s common stock, $2.00 par value (“Common Stock”), were outstanding and entitled to vote at the Annual Meeting. The presence at the Annual Meeting, either in person or by proxy, of the holders of not less than a majority of the shares entitled to vote at any meeting will constitute a quorum. If a quorum is present at the Annual Meeting, action may be taken on any matter considered, excepting only the election of directors, by the holders of a majority of the shares present and voting.  Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The inspector of election will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not for purposes of voting with respect to determining the approval of any matter submitted to the shareholders for a vote. Shareholders who are present will have an opportunity to vote on each matter properly brought before the Annual Meeting. A broker non-vote occurs when a broker or other nominee holder, such as a bank, submits a proxy representing shares that another person actually owns, and that person has not given voting instructions to the broker or other nominee holder, such as a bank, submits a proxy representing shares that another person actually owns, and that person has not given voting instructions to the broker or other nominees.

The following is the Board’s recommendation with respect to each of the items to be considered and voted upon at the Annual Meeting:

Proposal I - The Board of Directors recommends that you vote “FOR” the election of the thirteen (13) persons nominated as directors;

Proposal II - The Board of Directors recommends that you vote “FOR” the approval of the non-binding advisory resolution on the compensation of the named executive officers; and

Proposal III – The Board of Directors recommends that you vote “FOR” ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the ensuing year.

It is not anticipated that any matters will be presented at the Annual Meeting other than as set forth in the accompanying Notice of the Annual Meeting.  If any other matters are presented properly at the Annual Meeting, however, the proxy will be voted by the proxy holders in accordance with the recommendations of the Board.

Voting

Voting by Mail.   Shareholders can ensure that their shares are voted at the Annual Meeting by completing, signing, dating, and mailing the enclosed Proxy Card in the enclosed, postage prepaid envelope.

Voting by Telephone or the Internet.   If you choose to vote by telephone or the Internet, instructions to do so are set forth on the enclosed Proxy Card.  If you vote by telephone or the Internet, you do not have to mail in your proxy card, but your vote must be received by the voting deadline set forth on the Proxy Card.

If your shares are held by a bank, broker, or other nominee, please follow the instructions provided with your proxy materials supplied by your bank or broker.

Revocability of Proxies

Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is exercised, by filing, with the Company Clerk, an instrument revoking it, or by submitting a duly executed proxy bearing a later date. A proxy may also be revoked by attending the Annual Meeting and voting in person at the Annual Meeting. If your shares are held in street name, you should follow the instructions of your broker, bank or nominee regarding the revocations of proxies.

Solicitation of Proxies

Proxies are being solicited by the Board of Directors of the Company, (the “Board”), principally through the mail. The Board of Directors and Management of the Company may also solicit proxies personally, or by telephone, e-mail, or facsimile transmission. The entire expense of solicitation, including costs of preparing assembling and mailing the proxy material will be borne by the Company.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Annual Meeting to be Held on May 15, 2012:

This Proxy Statement, along with the Company’s Annual Report on Form 10K for the fiscal year ended December 31, 2011 and our 2011 Summary Annual Report are available free of charge on the Investor Relations section of our website www.BHBT.com.

In addition, the Company will provide without charge upon the written request of any shareholder a copy of the Company’s Annual Report on Form 10-K, including the financial statements and the financial statement schedules, required to be filed with the United States Securities and Exchange Commission for the

fiscal year ended December 31, 2011. Requests should be directed to Bar Harbor Bankshares, Attn:  Investor Relations, 82 Main Street, Bar Harbor, Maine  04609.

PROPOSAL I

ELECTION OF DIRECTORS

At the Annual Meeting of Shareholders, thirteen (13) director-nominees will stand for re-election to serve until the 2013 Annual Meeting of Shareholders and until each director’s successor is elected and qualified. Each director-nominee has consented to serve, and to the use of his or her name in this Proxy. All thirteen (13) of the director-nominees currently serve on the Board of the Company. Director Dearborn has made the decision, due to personal time constraints, to not stand for election and will be leaving the Board of Directors of the Company as of the Annual Meeting.  The Board of Directors is not recommending a candidate to replace Mrs. Dearborn at this time.

The Board has determined the majority of director-nominees are “independent directors” as required in accordance with applicable laws, regulations, and NYSE Amex listing requirements. The exception is director-nominee Joseph M. Murphy, who serves as President and Chief Executive Officer of the Company.  Mr. Murphy does not serve as a voting member of the Audit, Compensation and Human Resources, or Governance Committees.

Board of Director Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE THIRTEEN (13) PERSONS NOMINATED AS DIRECTORS IN THE PROXY.

PROPOSAL II

NON-BINDING, ADVISORY RESOLUTION ON THE COMPENSATION

OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 the (“Dodd-Frank Act”), requires the Company to provide shareholders an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of named executive officers as disclosed in this proxy statement.  This vote does not address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and its compensation philosophy, policies and practices, as disclosed in this proxy statement.  Shareholders requested through their 2011 vote to have the opportunity to express their opinion on the overall compensation program through this non-binding voting mechanism on an annual basis.

The compensation of the Company’s named executive officers is disclosed in the Compensation Discussion and Analysis, the summary compensation table and the other related tables and narrative disclosure contained elsewhere in this proxy statement. As discussed in those disclosures, the Board of Directors believes that our executive compensation philosophy, policies, and procedures provide a strong link between each named executive officer’s compensation and our short and long-term performance. The objective of our executive compensation program is to provide compensation which is competitive based on our performance and aligned with the long-term interests of our shareholders.

The Company asks shareholders to indicate their support of our named executive officer’s compensation as described in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, on an advisory basis, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

Board of Director  Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL.

PROPOSAL III

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit Committee has appointed KPMG LLP as the Company’s principal independent registered public accounting firm for the fiscal year ending December 31, 2012. The Company is asking its shareholders to ratify the appointment of KPMG LLP as its independent registered public accounting firm because it believes it is a matter of good corporate practice to do so. If the Company’s shareholders do not ratify the appointment, the Audit Committee will reconsider whether to retain KPMG LLP, but may still retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines such a change would be in the best interest of the Company and its shareholders.

Information regarding the audit fees and reports of KPMG LLP is set forth in this Proxy under the caption INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Board of Director  Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2012.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, the Company had outstanding 3,882,375 shares of its voting common stock (the “Common Stock”), par value $2.00 per share.

The following table sets forth information with respect to the beneficial ownership of the Company’s voting Common Stock as of the Record Date (unless otherwise noted), by: (i) each person or entity known by the Company to own beneficially more than five percent (5%) of the outstanding Common Stock calculated on the outstanding shares on December 31, 2011, (ii) each current director-nominee for director on the Company’s Board of Directors, (iii) the Company’s named executive officers (as defined on page 29) of this Proxy under the heading (“2011 Summary Compensation Table”) and (iv) all executive officers and directors as a group.  The Company had 3,878,893 shares outstanding as of December 31, 2011.

(This space intentionally left blank)

Name of Beneficial Owners	Title of Class	Amount of Beneficial Ownership[1]	Percent of Class

5% or more beneficial owners

Sandler O’Neill Asset Management LLC 780 Third Avenue, 5th Floor New York, New York 10017	Common	292,500 [2]	7.53%

Shufro Rose & Co., LLC 745 Fifth Avenue New York, NY 10151-2600	Common	228,150 [3]	5.87%

Bar Harbor Trust Services 135 High Street Ellsworth, Maine 04605	Common	210,573[4]	5.43%

Directors/Nominees:
Robert C. Carter	Common	3,600[6,12]	*
Thomas A. Colwell	Common	5,833[12]	*
Jacquelyn S. Dearborn	Common	2,790[5,12]	*
Peter Dodge	Common	5,460[12]	*
Martha T. Dudman	Common	4,018[12]	*
Lauri E. Fernald	Common	2,325[12]	*
Gregg S. Hannah	Common	1,200[12]	*
Clyde H. Lewis	Common	4,378[7,12]	*
Joseph M. Murphy (Director and Named Executive Officer)	Common	61,016[12,13]	1.57
Robert M. Phillips	Common	2,400 [8,12]	*
Constance C. Shea	Common	2,300[9,12]	*
Kenneth E. Smith	Common	2,326[10,12]	*
Scott G. Toothaker	Common	3,150[11,12]	*
David B. Woodside	Common	1,548[12]	*

Named Executive Officers:
Gerald Shencavitz	Common	16,618[13]	*
Michael W. Bonsey	Common	10,979[13]	*
Gregory W. Dalton	Common	6,078[13]	*
Stephen M. Leackfeldt	Common	2,850[13]	*

Total Ownership of all directors, named executive officers, and specified Trust shares of the Company as a group (eighteen (18) persons)		169,669[14]	4.37%

1The number of shares beneficially owned by the persons set forth above is determined under the rules of Section 13 of the Securities Exchange Act of 1934, as amended, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, an individual is considered to beneficially own any shares of Common Stock if he or she directly or indirectly has or shares, (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares. All individual holdings amounting to less than 1% of issued and outstanding Common Stock are marked with an (*).

2Based on information in the most recent Amended Schedule 13G filed on February 14, 2012 with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, unless otherwise indicated.   They have shared power to vote and share dispositive power on 292,500 shares.

3Based on information in the most recent Schedule 13G filed on February 13, 2012 with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, unless otherwise indicated.  They hold sole dispositive power for 228,150 shares.

4Based on information in the most recent, amended Schedule 13F filed on March 29, 2012 with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, unless otherwise indicated.   Bar Harbor Trust Services holds voting power of 36,800 shares, sole dispositive power of 210,173 shares and shared dispositive power of 400 shares.

5Director Dearborn has made the decision, due to personal time constraints, to not stand for election and therefore, is not a “nominee” for election to the Board of Directors at this Annual Meeting.

6Includes 1500 shares over which voting and dispositive powers are shared jointly with Mr. Carter’s spouse.

7Includes 3,400 shares over which voting and dispositive powers are shared jointly with Mr. Lewis’ spouse.

8Includes 500 shares over which voting and dispositive powers are shared jointly with Mr. Phillips’ spouse.

9Includes 2,100 shares held jointly with Mrs. Shea’s spouse to include voting and dispositive powers.

10Includes 1,298 shares over which voting and dispositive powers are shared jointly with Mr. Smith’s spouse.

11Includes 450 shares owned by Mr. Toothaker’s children and 2,000 shares over which voting and dispositive powers are shared with Mr. Toothaker’s spouse.

12Ownership figures for directors include 500 director-qualifying shares owned by each person indicated.  The number also includes 200 restricted shares granted to each director (except Mr. Murphy) in September of 2010 to be held in the custody of the Company until three months following the date the director ceases to serve as a member of the Company’s Boards.

13Includes shares over which present executives have voting power under the Company’s 401(k) Plan and options to purchase shares of common stock granted pursuant to the Company stock option plan which are exercisable within 60 days of the Record Date, as follows:

Name	401(k) Plan	Exercisable Options
Joseph M. Murphy	30,115	0
Gerald Shencavitz	3,718	12,900
Michael W. Bonsey	1,884	3,400
Gregory W. Dalton	2,718	2,400
Stephen M. Leackfeldt	0	2,400

14Total beneficial ownership includes, 30,800 shares (.79%) of the Common Stock held by two trusts, which, for purposes of voting, are allocated equally among the directors present at the Annual Meeting under the terms of the respective trust instruments. No director has any other beneficial interest in these shares. These trusts are denominated for purposes of this Proxy Statement as the "Parker Trust" and the "The Fred & Hattie Lynam Private Foundation" formerly known as the Lynam Trust.

The Parker Trust was established in 1955 in perpetuity. Bar Harbor Trust Services, the Company’s second tier non-depository trust services Company located in Ellsworth, Maine, is the sole Trustee, with full powers, of this trust benefiting the Mt. Heights Cemetery in Southwest Harbor, Maine.

The Fred & Hattie Lynam Private Foundation, formerly known as the Lynam Trust, was established in 1942 in perpetuity to benefit Mount Desert Island charities and to provide scholarships to graduates of Mount Desert Island High School. Bar Harbor Trust Services is the sole Trustee, with full powers, and administers the trust with the assistance of an established Grant and Scholarship Committee made up of members of the Bar Harbor Bankshares Board of Directors and community representatives.

The information provided is based on the records of the Company and on information furnished by the persons listed.

The Company is not aware of any arrangement that could at a subsequent date result in a change in control of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities (collectively “Section 16 Persons”) to file initial reports of ownership and reports of changes of ownership with the United States Securities and Exchange Commission (the “Commission”) and the NYSE Amex (formerly the American Stock Exchange or “AMEX” and hereinafter “NYSE Amex”). Section 16 Persons are required by the Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of such reports provided to the Company and written representations, all reports were filed timely and as required except for:

On August 3, 2011, Mr. Joseph Murphy disposed of 200 shares as part of a stock option exercise transaction for which timely reporting did not occur. On August 8, 2011, a Form 4 was filed reflecting his updated ownership.

DIRECTORS AND EXECUTIVE OFFICERS

Directors and Nominees:

The Company’s Board of Directors currently consists of fourteen (14) members. As explained above under the caption, Proposal I-Election of Directors, Director Jacquelyn Dearborn will not be standing for re-election at the 2012 Annual Meeting. The Board has determined that the majority of the director-nominees are “independent directors” as required in accordance with applicable laws, regulations, and NYSE Amex listing requirements.  The exception is director–nominee Murphy, who serves as President and Chief Executive Officer of the Company.  Mr. Murphy does not serve as a voting member of the Audit, Compensation and Human Resources, or Governance Committees.

The following table sets forth for each director-nominee for election at the Annual Meeting, their name, age as the Record Date and positions with the Company or its subsidiaries, Bar Harbor Bank & Trust (“BHBT”) and Bar Harbor Trust Services (“BHTS”).

DIRECTOR-NOMINEES FOR ELECTION AT ANNUAL MEETING
Name	Age	Year First Elected Director	Current Term to Expire	Position with the Company	Positions with Subsidiaries

Peter Dodge	68	2003[1]	2012	Chairperson and Director	Director, BHBT since 1987. Chairperson since May 2009.
Thomas A. Colwell	67	1991	2012	Vice Chairperson and Director	Director, BHBT since 1991. Chairperson from May 2004 through May, 2009. Vice Chairperson since May, 2009.
Robert C. Carter	68	2003[2]	2012	Director	Director, BHBT since 1996. Director, BHTS since 2004.
Martha T. Dudman	60	2003	2012	Director	Director, BHBT since 2003. Director, BHTS since 2003.
Lauri E. Fernald	50	2005	2012	Director	Director, BHBT since 2005.
Gregg S. Hannah	69	2006	2012	Director	Director, BHBT since 2006. Director, BHTS since 2006.
Clyde H. Lewis	67	2005	2012	Director	Director, BHBT since 2005.
Joseph M. Murphy	69	2002	2012	Director President and Chief Executive Officer	Chairperson and Director, BHBT since 2002. Chief Executive Officer, BHBT since 2003. President, BHBT since February, 2005. Director, BHTS since 2002.
Robert M. Phillips	70	2003[3]	2012	Director	Director, BHBT since 1993.
Constance C. Shea	67	2003	2012	Director	Director, BHBT since 2001.
Kenneth E. Smith	58	2004	2012	Director	Director, BHBT since 2004. Director, BHTS since 2004.
Scott G. Toothaker	49	2003	2012	Director	Director, BHBT since 2003.
David B. Woodside	60	2003	2012	Director	Director, BHBT since 2003.

1Peter Dodge served as a director of the Company from 1987 through 2000 and then again from 2003 to present.

2Robert Carter served as a director of the Company from 1996 through 2000 and then again from 2003 to present.

3Robert Phillips served as a director of the Company from 1993 through 2000 and then again from 2003 to present.

Executive Officers:

Set forth below is a list of the Company’s named executive officers, including their ages as of the Record Date, and positions with the Company and its subsidiaries, Bar Harbor Bank & Trust (“BHBT”) and Bar Harbor Trust Services (“BHTS”) as of the Record Date:

Name	Age	Year First Elected As Officer	Position with the Company	Positions with Subsidiaries

Joseph M. Murphy	69	2002	Director, President and Chief Executive Officer	Chairperson and Director, BHBT since 2002. Chief Executive Officer, BHBT since 2003. President, BHBT since February 2005. Director, BHTS since 2002.

Gerald Shencavitz	58	1998	Executive Vice President Chief Financial Officer and Treasurer

Executive Vice President, Chief Financial Officer, and Chief Operating Officer of BHBT since December, 2007.

Chief Financial Officer, Senior Vice President, and Chief Operating Officer for BHBT from 2001 through December 2007.

Treasurer of BHTS since 2001.

Michael W. Bonsey	47	2001	N/A	Executive Vice President since 2011 and Senior Vice President of BHBT since 2001.

Gregory W. Dalton	52	2000	N/A	Executive Vice President since 2011 and Senior Vice President of BHBT since 2000.

Stephen M. Leackfeldt	55	2001	N/A	Executive Vice President since 2011 and Senior Vice President of BHBT since 2001.

The Bylaws of the Company provide that the executive officers be elected annually by the Board of Directors and that the President and Chief Executive Officer (“CEO”), Chairperson and Vice Chairperson, if any, of shall serve at the pleasure of the Board and until their successors have been chosen and qualified. All other officers serve at the pleasure of the Board of Directors and the CEO. There are no arrangements or understanding between any of the directors, executive officers, or any other persons pursuant to which the above directors have been selected as directors or any of the above officers have been selected as officers. There are no “family relationships” as defined by the Commission, between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Business Experience

The principal occupation and business experience for at least the last five (5) years for each director, nominee, and executive officer is set forth below. None of the organizations discussed below, except for Bar Harbor Bank & Trust and Bar Harbor Trust Services, are affiliated with the Company.

Directors and Nominees:

Robert C. Carter.  Mr. Carter resides in Machias, Maine. He presently operates Carter Enterprises, a rental management business also located in Machias, Maine. He is a former game warden for the Maine Department of Inland Fisheries.  Mr. Carter previously owned and operated Helen’s Restaurant and Machias Motor Inn for 12 and 20 years, respectively. Mr. Carter’s business experience and first-hand knowledge of the Washington County business community and local issues provides essential guidance to the Company in this unique market.

Thomas A. Colwell.  Mr. Colwell resides in Deer Isle, Maine. Mr. Colwell is the former President of Colwell Bros. Inc. (lobster pounding) and retired from that position as of December 31, 2006. He is a director of the Lobster Institute, the Penobscot East Resource Center (non-profit), and a past member of the Maine Lobster Pound Association. His knowledge of this specialized industry and the working waterfront provides a unique understanding to the Board of this important segment of business lending for a community bank operating on the coast of Maine.

Jacquelyn S. Dearborn.  Mrs. Dearborn resides in Holden, Maine, and has a private mediation practice and works for the Court Alternative Resolution Service serving the Ellsworth and Bangor court systems. Mrs. Dearborn is also employed as Treasurer of the law office of Joel A. Dearborn Sr. Esq., PA located in Brewer, Maine.  She has served on various civic and municipal boards. Mrs. Dearborn’s association with various boards, committees, and work experiences brings a diverse perspective to the Board.  Mrs. Dearborn will not be standing for re-election at the 2012 Annual Meeting and therefore, is not a “nominee” for election as a director.

Peter Dodge.  Mr. Dodge resides in Blue Hill, Maine, and is President, Insurance Agent, and majority owner of Peter Dodge Agency d/b/a Merle B. Grindle Agency, John R. Crooker Agency, and The Endicott Agency, providing insurance services from locations in Blue Hill, Bucksport, and Castine, Maine. Mr. Dodge has been part of our Board since 1987 and is the longest serving director who brings a historical, long-term perspective and leadership to the Board. He has served as Chairperson of the Company’s Loan, Audit, and Compensation and Human Resources Committees various times during his tenure, before accepting the position of Chairperson of the Board in May, 2009. He is Past President of the Independent Insurance Agents of Maine. He has also served as Past President of George Stevens Academy and is a former board member of Blue Hill Memorial Hospital, both located in Blue Hill, Maine.

Martha T. Dudman.  Ms. Dudman resides in Northeast Harbor, Maine, and is a fundraising consultant and published author. She is past President and General Manager of Dudman Communications Corporation, operating a group of radio stations in Ellsworth and Bangor, Maine. She currently serves as Senior Counsel with Gary Friedmann & Associates, providing fundraising consulting services to nonprofits throughout the State of Maine. She has extensive experience in business management, public relations, marketing and sales. Ms. Dudman has been awarded membership in the Deborah Morton Society, recognizing women of high distinction in their careers and public service and whose leadership in civic, cultural, and social causes has been exceptional.  She serves on several non-profit boards and is Chairperson of the Northeast Harbor Library and serves on the Board of Selectmen for the Town of Mount Desert.

Lauri E. Fernald.  Ms. Fernald resides in Mount Desert, Maine, and is a Certified Funeral Service Provider, President and an owner in Jordan-Fernald headquartered in Mount Desert, Maine. She is also Managing Partner of Jordan Family Properties LLC and L.E. Fernald LLC, operating as real estate holding companies.  Ms. Fernald serves on the finance committee of Hospice Volunteers of Hancock County.  She is Treasurer of St. Mary and St. Jude Episcopal Church of Northeast Harbor and Vice Chair of Maine Coast Healthcare Foundation.   She is also a member of the Ellsworth Noontime Rotary Club, the Woodbine Cemetery Association of Ellsworth, and the Brookside Cemetery Corp. of Mount Desert.

Gregg S. Hannah.  Mr. Hannah resides in Surry, Maine, and formerly served as Secretary and Treasurer of Hannah & Associates Inc., a marketing consulting firm. He is a past Associate Professor of Business Management at Nichols College in Dudley, Massachusetts. Mr. Hannah was employed in a professional investment capacity from 1973 to 1987 and is a Chartered Financial Analyst.  His investment experience is valuable to his assigned role as a member of the Trust Committee. Mr. Hannah is also a Trustee, Treasurer, and member of the Executive Committee of the Hancock County Trustees of Public Reservations, the governing board of the Woodlawn Museum, Gardens, and Park in Ellsworth, Maine.

Clyde H. Lewis.  Mr. Lewis resides in Sullivan, Maine, retired in February, 2012 as Vice President, General Manager, and an owner in Morrison Chevrolet Inc., of Ellsworth, Maine. He is presently a member of the Executive Board of the Downeast Family YMCA. He has served as President of the Ellsworth Chamber of Commerce, is a Past Master of the Lygonia Masonic Lodge, and a member of the Anah Temple and Hancock County Shrine Clubs. His knowledge of and contacts with residents and customers from the large geographic area surrounding Ellsworth brings unique market intelligence to the Board.

Joseph M. Murphy.  Mr. Murphy resides in Mount Desert, Maine, and is CEO of Bar Harbor Bankshares and Bar Harbor Bank & Trust. Mr. Murphy has over 35 years of banking experience at the executive level with community banks in Connecticut (Centerbank), Delaware (WSFS Bank) and Maine (BHB).   He served as Chairman of the Maine Banker’s Association.  He is a former board member of the Abbe Museum and the Friends of Acadia.

Robert M. Phillips.  Mr. Phillips resides in Sullivan, Maine, and is a former consultant for Cherryfield Foods, Maine Wild Blueberry, and Oxford Foods, food processors with locations in Washington County, Maine. Mr. Phillips serves as a consultant for the Wild Blueberry Association of North America and the Maine Wild Blueberry Commission, is a Maine Trustee of the Eastern States Exposition (“the BIG E”), is on the Technology Board of the Maine Technology Institute, and is an advisor to the Food Science Department of the University of Maine. Mr. Phillip’s expert knowledge gained by his employment in the wild blueberry industry has been an important resource to the Board for this important agricultural business segment of Downeast Maine.

Constance C. Shea.  Mrs. Shea resides in Mount Desert, Maine, and is a Real Estate Broker and a former owner in Sylvia Shea Inc. d/b/a Lynam Real Estate Agency, Bar Harbor, Maine. Mrs. Shea is also the owner of a commercial real estate property located in Bar Harbor, Maine. She serves as a member of the Board of Directors of the Somesville Library Association.  Mrs. Shea has been involved with the real estate brokerage business since 1989.  Her perspective of year round and seasonal real estate markets provides valuable insights into real estate trends in our major markets, especially Mount Desert Island, which is important to the activities of the Loan Committee.

Kenneth E. Smith.  Mr. Smith resides in Bar Harbor, Maine, and has been owner and Innkeeper of Manor House Inn since 2003 and former owner of Wonder View Inn, both lodging facilities located in Bar Harbor, Maine. The hospitality industry is a critical segment of the local economy and the Bank’s commercial loan portfolio. Mr. Smith’s 36 years of experience and expertise in the field are highly valued by the Board. Mr. Smith has served as Chairperson of the Bar Harbor Town Council and is a member of the Anah Temple Shrine.

Scott G. Toothaker.  Mr. Toothaker resides in Ellsworth, Maine, and is a Principal and Vice President of Melanson Heath & Co., PC, a CPA firm with an office located in Ellsworth, Maine, which specializes in professional services to small businesses and entrepreneurs throughout New England.   He holds a MBA from the University of Maine and a MST from Bentley College. A practicing CPA, Mr. Toothaker serves as Chairperson of the Audit Committee.

David B. Woodside.  Mr. Woodside resides in Bar Harbor, Maine, and is Chief Executive Officer and General Manager of The Acadia Corporation, a locally owned company operating restaurants and retail shops located in Acadia National Park and Bar Harbor, Maine. Since receiving his BS degree in Business Administration from the University of Maine in 1976, Mr. Woodside has been employed by The Acadia Corporation. In addition to serving numerous local non-profit organizations, Mr. Woodside serves as Vice Chairperson of the National Park Hospitality Association, representing the diverse companies providing visitor hospitality services in National Parks across the country.    His in-depth knowledge of the retail industry and its impact on the tourist segment of the local economy, as well as his involvement with tourism on the national level provides significant expertise to the Board.

Executive Officers:

Joseph M. Murphy. For a summary of Mr. Murphy’s business experience, refer to the “Directors and Nominees” section immediately above.

Gerald Shencavitz.  Mr. Shencavitz resides in Mount Desert, Maine, and has served as Executive Vice President, Chief Financial Officer (“CFO”), and Treasurer of the Company since December, 2007. Prior to his promotion in December 2007 to Executive Vice President, he served as Chief Financial Officer and Treasurer of the Company since June 2001. Mr. Shencavitz has served as Executive Vice President, Chief Financial Officer, and Chief Operating Officer of Bar Harbor Bank & Trust since his promotion in December, 2007. He was Chief Financial Officer, Senior Vice President and Chief Operating Officer of Bar Harbor Bank & Trust between June 2001 and December, 2007. Mr. Shencavitz serves as Treasurer of Bar Harbor Trust Services, an office he has held since 2001.  Mr. Shencavitz has also served as a member of the Federal Home Loan Bank of Boston’s Advisory Panel since 2007.

Michael W. Bonsey.  Mr. Bonsey resides in Bar Harbor, Maine, and has served as Executive Vice President (“EVP”) and Chief Risk Officer of Bar Harbor Bank & Trust since October, 2011.   He was Senior Vice President of Credit Administration of Bar Harbor Bank & Trust from December, 2001 through October, 2011. Additionally, Mr. Bonsey served as Vice President of Credit Administration from 2000 through December, 2001. Mr. Bonsey is the Chairperson of the Mount Desert Island Hospital’s Trustees and is a past President of Bar Harbor Rotary.

Gregory W. Dalton. Mr. Dalton resides in Mount Desert, Maine, and has served as Executive Vice President (“EVP”) of Business Banking of Bar Harbor Bank & Trust since October 2011.  He was Senior Vice President of Bar Harbor Bank & Trust’s Business Banking function from 2000 through October 2011. He is also a minority owner in both the Bar Harbor Jam Co. and its real estate holding companies, Blueberry Partners LLC and Triangle Development LLC located in Bar Harbor, Maine.  Mr. Dalton served as Vice Chair of the MDI YMCA and serves in several local youth focused, non-profit organizations including The Katahdin Area Council of the Boy Scouts of America and the Neighborhood House in Northeast Harbor, Maine.

Stephen M. Leackfeldt. Mr. Leackfeldt resides in Harrington, Maine, and has served as Executive Vice President (“EVP”) of Retail Banking and Operations since 2011.  From 2001 through October 2011 he served as Senior Vice President of Retail Banking and Consumer Lending of Bar Harbor Bank & Trust. He is also the owner of State Cinemas located in Calais, Maine.

CORPORATE GOVERNANCE

Board of Directors:

A Board of Directors comprised of fourteen (14) members managed the Company during 2011. A majority of the Board of Directors meets the independence standards established by NYSE Amex. The Board has determined that all the named director-nominees listed in this Proxy, with the exception of Mr. Murphy, meet applicable independence standards established by NYSE Amex. The Board of Directors of the Company held a total of twelve (12) regular meetings, one special meeting, and one (1) annual meeting during 2011. Each director attended at least 75% of the total number of board and committee meetings that he or she was eligible to attend. The Board encourages, but does not require, each director to attend its Annual Meeting. All of the Board’s members attended the 2011 Annual Meeting.

Change in Composition of the Board of Directors:

There have been no changes to the composition of the Board of Directors since Peter Dodge accepted the role as Chairperson of the Board at the Annual Director’s meeting immediately following the Annual Meeting on May 19, 2009. Thomas Colwell stepped down from the Chairperson’s position on that date and assumed the role of the newly created Vice Chairperson. At her request, Jacquelyn Dearborn will not stand for re-election at the upcoming Annual Meeting.

Board Leadership Structure and Risk Oversight:

The leadership structure of the Company is guided by its Governance Committee. The Company’s Governance Committee nominates individuals to serve as members of the Company’s Board of Directors, including any management Directors. All Directors of the Company are considered “independent directors”, except for the CEO of the Company. The Chairperson of the Board of Directors, as well as the Vice Chairperson of the Board, are both “independent directors”. Management Directors do not serve as Chairs of any Board Committees. The Governance Committee nominates the Chairperson and Vice Chairperson roles for election by the entire Board of Directors. The “independent directors” meet in executive session directly after Board meetings periodically to ensure that there is adequate oversight of Company management and to ensure that there is ample time to assess the Company’s activities separate from management. The Governance Committee believes this leadership structure is prudent and provides sufficient segregation and independence.

The Board of Directors provides oversight to the management of the Company's risk profile, including but not limited to internal controls over financial reporting, credit risk, interest rate risk, liquidity risk, operational risk, reputational risk and compliance risk. The Board of Directors monitors and manages these risks through the activities of specialized Board Committees in conjunction with management, internal audit, the independent registered public accounting firm, and other independent advisors. Some of the more significant risks and the Board’s oversight of those risks are described below.

The Board manages credit risk through a Director’s Loan Committee, which operates at the BHBT level and meets at least monthly. This committee sets loan policy, establishes credit authorities, and approves or ratifies all extensions of credit over $1,000,000. This Committee regularly reviews credit trends, delinquencies, non-performing loans and recommends loans to be charged-off to the Board of Directors.

The Asset and Liability Management Committee (“ALCO”), which comprises the entire senior management team and is chaired by the CFO, assists in the management of interest rate and liquidity risk.  This committee meets on a regular basis to review market interest rate trends and product pricing strategies. On a quarterly basis, ALCO meets with its asset and liability management consultant, Darling Consulting Group, to review current trends, possible interest rate or liquidity risks in the balance sheet and to review prospective strategies over typically a two-year horizon using their proprietary modeling services.  The Chairperson of the Board attends these quarterly meetings and the findings and recommendations are reported to the full Board by the consultants at least twice a year. The Company's balance sheet position and risk mitigation strategies are reviewed by internal audit and the data verified by an outsourced specialist from M & M Consulting.

The Board manages incentive compensation risk through its Compensation and Human Resources Committee. This Committee has engaged Pearl Meyer & Company as compensation consultants to provide the Committee with both competitive market data and research into compensation best practices to guide the decisions of the Committee. To mitigate the inherent risks of incenting behaviors potentially adverse to the Company and its stakeholders, the Committee has reviewed the plans with the assistance of the Chairperson of the Audit Committee who has been charged by the Board to ensure that incentive plans for senior officers and others do not encourage excessive risk-taking.

The Company’s Audit Committee meets quarterly and receives reports from its independent registered public accounting firm, the independent loan review consultants, and the Company's internal audit function. The senior auditor conducts an annual risk-based audit program and provides audit findings quarterly.

The Company has re-organized its credit review, compliance, and information security functions under an Enterprise Risk area managed by Executive Vice President and Chief Risk Officer Bonsey. In addition the Board of Directors has required and management has established an internal Enterprise Risk Management Committee, chaired by Mr. Bonsey, and attended by several key operational officers, the senior internal auditor and the compliance officer.  This Committee is charged with surfacing emerging risks and identifying accountabilities for managing such risks.  No members of the Board of Directors serve on this Committee; however, reports of the meetings are shared and discussed with the Board of Directors.

The Company believes that its risk management activities and procedures will provide sufficient information to management and the Board of Directors to assist them in properly and adequately evaluating the Company’s compliance with its risk management programs and policies.  There can be no assurance that the Board’s risk oversight structure has identified and addressed every potential material risk and there may be additional risks that could arise in the Company’s business.   Both known and unknown risks could result in potentially material financial and/or business losses despite the Board’s efforts to oversee risk.

Committees

The Board of Directors has a standing Executive Committee, Audit Committee, Governance Committee, and Compensation and Human Resources Committee.

Executive Committee

The Bylaws of the Company provide that after each Annual Meeting of Shareholders, the Board shall designate from among its members an Executive Committee with the authority to exercise all the powers of the Board of Directors in regard to ordinary operations of the business of the Company when the Board is not in session, subject to any specific vote of the Board. The Executive Committee for 2011 included directors Dodge, Colwell, Dudman, Murphy, Phillips, Shea, Toothaker, and Woodside.  Peter Dodge has served as Chairperson. The Executive Committee held one (1) meeting in 2011.

Audit Committee

The members of the Audit Committee included directors Toothaker, Dearborn, Dudman, Fernald, Hannah, and Woodside.  Mr. Toothaker serves as Chairperson of the Committee. The Audit Committee met four (4) times during 2011. See “Appendix A” for a Report of Audit Committee. The Audit Committee has a written charter, a copy of which is attached to this Proxy Statement and labeled “Appendix B”.  The Audit Committee Charter may be viewed on the Company’s general website under the Investor Relations section at www.BHBT.com.

The Company’s Board has determined that the Audit Committee is composed of independent directors, in accordance with applicable NYSE Amex listing requirements and Rule 10A-3(b)(1) under the Exchange Act. The Audit Committee operates under a written charter, which has been adopted by the Audit Committee and the Company’s Board.  Audit Committee members do not accept any consulting, advisory, or other compensatory fees (except directors fees) and are not affiliated with the Company (except as a director) or any of its subsidiaries. The Board of Directors has determined that the Company has at least one “audit committee financial expert” serving on its Audit Committee. Mr. Scott G. Toothaker, CPA, meets the criteria for an “audit committee financial expert” and is “independent” within the meaning of the rules adopted by the NYSE Amex pursuant to the Sarbanes-Oxley Act of 2002.

The Audit Committee has the sole authority to appoint and replace the independent registered public accounting firm. The Audit Committee is responsible for the compensation and oversight of the independent registered public accounting firm and this firm reports directly to the Audit Committee. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to (i) the financial information to be provided to shareholders and the Commission; (ii) the review of quarterly financial statements; (iii) the system of financial reporting controls management has established; and (iv) the internal audit, external audit, and loan review processes.

Governance Committee

The Governance Committee for 2011 was comprised of directors Shea, Dodge, Colwell, Carter, and Lewis. The Governance Committee met one (1) time during 2011. Mrs. Shea served as Chairperson of the Committee. The Company Board of Directors has determined that each member of the Governance Committee is independent for purposes of NYSE Amex listing standards.

The Governance Committee’s responsibilities include screening director candidates, recommending nominees to the full Board of Directors (including the slate of returning directors) to be elected each year, making recommendations concerning the size and composition of the Board of Directors, recommending Committee structure and membership, and sponsoring new director orientation and education. The Governance Committee has a written charter, which may be viewed on the Company’s general website under the Investor Relations section at www.BHBT.com.

The Governance Committee expects to identify nominees to serve as directors of the Company primarily by accepting and considering the suggestions and nominee recommendations made by directors, management, and shareholders. To date the Governance Committee has not engaged any third parties to assist it in identifying candidates for the Board of Directors. The Governance Committee considers among other things the background, business and professional experience (including any requisite financial expertise or other special qualifications), current employment, community service, and other board service of its director-nominees, as well as racial, ethnic, and gender diversity of the Board as a whole. The Governance Committee generally considers a candidate’s qualifications in light of these broad criteria as well as an assessment as to whether the candidate can make decisions on behalf of or while representing the Company in a manner consistent with its stated business goals and objectives. The Governance Committee will also consider the candidate’s “independent” status in accordance with applicable regulations and listing standards. The Governance Committee will consider nominees recommended by shareholders. Any shareholder wishing to nominate a candidate for director must follow the procedures for submission of proposals set forth in the section of this Proxy Statement entitled “Nominations by Shareholders.”

Compensation and Human Resources Committee

The Compensation and Human Resources Committee reviews and considers recommendations from management, consultants, and directors concerning executive compensation policies, employee benefit plans, and salary administration programs, including reviewing annually the performance, total compensation, and recommended adjustments for all executive officers of the Company and its subsidiaries. The deliberations of the Compensation and Human Resources Committee are reported to the Board of Directors for review and approval. The Compensation and Human Resources Committee has a written charter, which may be viewed on the Company’s general website under the Investor Relations section at www.BHBT.com.

The Compensation and Human Resources Committee is comprised of Company directors Phillips, Colwell, Dearborn, Dodge, and Fernald.  Mr. Phillips serves as Chairperson of the Committee. The Company’s and Bank’s CEO, Mr. Murphy, serves on the Committee in a non-voting, ex-officio capacity, as does the Bank’s Senior Vice President of Human Resources, Mrs. Marsha C. Sawyer. All voting members of the Compensation and Human Resource Committee are independent for purposes of NYSE Amex listing standards. The Compensation and Human Resources Committee met four (4) times in 2011.

Further information regarding the Compensation and Human Resources Committee can be found below in this Proxy Statement beginning under the caption “Role of the Compensation Committee.” The Compensation Committee report appears at page 28 of this Proxy Statement.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

In the paragraphs that follow, is an overview and analysis of the Company’s compensation program and policies, the material compensation decisions made under those programs and policies with respect to its named executive officers, and the material factors considered in making those decisions.  Later in this Proxy Statement under the heading, “Executive Compensation” is a series of tables containing specific information about the compensation earned or paid to the named executive officers, referred to as “NEOs.”

The discussion below is intended to aid understanding the detailed information provided in those tables and put that information into context within the overall compensation program.

Named Executive Officers

As used in this Proxy Statement, the term “named executive officers” or “NEOs” includes:  (i) the Company’s President and Chief Executive Officer, Joseph M. Murphy and Chief Financial Officer, Gerald Shencavitz, and (ii) the Company’s three (3) other most highly compensated policy making, executive officers who earned more than $100,000 in total compensation during the Company’s last fiscal year. In 2011, the other three NEOs were Executive Vice Presidents:  Michael W. Bonsey, Gregory W. Dalton and Stephen M. Leackfeldt.

Objectives of the Company’s Compensation Program

The objective of the Company’s compensation program is to attract, retain, motivate, and reward NEOs and other executives who contribute to its financial and operational success, which ultimately builds value for its shareholders.  The Company Board of Directors believes that, in order to do this effectively, the program must:

•

Provide Company NEOs with total compensation opportunities at levels that are competitive for comparable positions at companies and banks with whom it competes for talent;

•

Directly link a significant portion of total compensation to the Company’s achievement of performance goals in a way that proportionally rewards higher performance levels;

•

Provide significant upside opportunities for exceptional individual performance, which can result in differentiated compensation among NEOs based on performance; and

•

Closely align the NEOs’ interest with those of Company shareholders by making stock-based incentives an element of the executive’s compensation over time.

Role of the Compensation Committee

The Compensation and Human Resources Committee (the “Committee”) oversees regulatory compliance for all Company compensation and benefit plans and administers the Company’s executive compensation programs. The Committee recommends these programs to the Company’s Board of Directors for approval at least annually and more frequently, if circumstances warrant. These programs are intended to provide a variety of competitive compensation components including base salaries, traditional benefits, annual cash performance incentives, and retirement programs. In addition, the Company has sought to align the long-term interests of its executives, including the NEOs, with those of the shareholders by providing share-based incentives in the form of stock option grants or other stock type awards. The composition of the components may vary from year to year based on individual performance, the Company’s business plan, market conditions, or other factors.

The Committee believes that the Company’s compensation policies and procedures are designed to provide a strong link between each NEO’s compensation and the Company’s short and long-term performance. The objective of the Company’s compensation program is to provide compensation which is competitive, variable based on the Company’s performance, and aligned with the long-term interests of shareholders.

Shareholder Say on pay Advisory Votes

Shareholders were first entitled to vote on an advisory, non-binding resolution on the Company’s compensation policies and procedures in 2009 and again in 2011.  Shareholder votes for both years were in favor of the Company’s practices.

During 2011 the Say on Pay voting results was as follows:

For	Against	Abstain	Broker Non-Vote
2,245,653.93	47,918.00	65,548.74	915,854.00

The Compensation Committee will continue to consider the outcome of future advisory, non-binding Say on Pay votes when reviewing and planning future executive compensation arrangements.

Market and Comparative Data

The Committee approves and recommends to the Board compensation programs it believes meets the Company’s ongoing need to attract, motivate, and retain talented and qualified executives who have the ability to make a major contribution to the leadership and success of the Company. The Committee regularly reviews industry-standard compensation survey information provided by the Company’s compensation consulting firm, Pearl Meyer & Partners. Pearl Meyer & Partners is retained by the Committee and does not provide any other consulting services to the Company or its subsidiaries. Pearl Meyer & Partners draws salary information from its own proprietary database and public filings detailing compensation programs. In addition, the Committee reviews comparative salary and benefit information gleaned from public filings of a peer group the Company established for compensation comparison (the “Compensation Peer Group”). The Committee felt it was important to expand its Compensation Peer Group to financial institutions outside of Maine to incorporate a larger selection of publicly-traded financial institutions and provide a representation of the geographical area that may be considered for recruitment purposes. With the assistance of Pearl Meyer & Partners, the Company redefined its 2011 Compensation Peer Group to the companies listed below. The Committee believes these Compensation Peer Group filings disclose compensation programs of similarly situated executives in comparable institutions throughout Maine and the Northeast region and they are a useful comparative tool for the Committee in establishing executive compensation programs and individual criteria for its executives including the NEOs. The Compensation Peer Group information is used as a guide in establishing reasonableness in the Company’s compensation program.

Financial performance statistics for the Company’s Compensation Peer Group is shown for the trailing twelve months ended September 30, 2011 except for the Asset totals which are stated as of September 30, 2011. The statistical information was provided to Pearl Meyer & Partners by SNL Financial.  For 2011, the Company Compensation Peer Group was comprised of the following institutions.

PEER BANK	STATE	TICKER SYMBOL	ASSETS ($)	EPS GROWTH (%)	NET INCOME	RETURN ON AVERAGE EQUITY (%)	EFFI-CIENCY RATIO (%)	NET INTEREST MARGIN (%)
Alliance Financial Corp	NY	ALNC	1,430,783	5.68	13,245	10.01	66.87	3.48
Arrow Financial Corp	NY	AROW	1,952,978	(1.06)	21,690	13.59	60.13	3.37
Bridge Bancorp, Inc.	NY	BDGE	1,283,078	5.59	9,814	14.37	59.36	4.13
Camden National Corp	ME	CAC	2,346,716	13.68	26,764	12.64	53.90	3.55
Chicopee Bancorp, Inc	MA	CBNK	590,397	800.00	925	1.00	88.03	3.35
Enterprise Bancorp Inc.	MA	EBTC	1,496,800	(9.02)	10,508	8.79	67.77	4.34
Evans Bancorp, Inc	NY	EVBN	733,015	(27.53)	5,257	8.02	69.85	3.92
Financial Institutions Inc.	NY	FISI	2,358,811	(10.37)	22,135	9.78	61.44	4.02
First Bancorp Inc.	ME	FNLC	1,427,038	6.60	12,419	8.13	47.64	3.30
Hampden Bancorp Inc.	MA	HBNK	566,416	233.33	1,307	1.40	81.76	3.27
Hingham Inst.	MA	HIFS	1,085,681	18.61	11,653	15.27	40.40	3.49
Merchants Bancshares Inc.	VT	MBVT	1,560,949	(20.30)	13,455	13.28	74.32	3.51
New Eng. Bancshares, Inc	CT	NEBS	713,580	7.84	3,335	4.71	71.15	3.51
NH Thrift Bancshares, Inc.	NH	NHTB	1,041,221	6.56	8,159	8.53	71.42	3.04
Northeast Bancorp	ME	NBN	587,213	484.15	13,917	22.46	92.17	3.25
Salisbury Bancorp, Inc	CT	SAL	618,958	28.48	4,104	7.14	70.20	3.55
United Financial Bancorp, Inc	MA	UBNK	1,606,558	28.57	10,875	4.83	71.21	3.52
Westfield Financial Inc.	MA	WFD	1,262,801	61.54	5,684	2.54	75.02	2.62
50th Percentile			1,272,940	7.22	10,692	8.66	70.02	3.50
Bar Harbor Bankshares	ME	BHB	1,155,032	6.15	10,681	9.84	55.27	3.18
Percentile Rank BHB to Peers			47%	42%	53%	63%	79%	16%

The Committee did not target the elements of its compensation program at any specific level or percentile within the Peer Group, but used the information as a whole and the 50th percentile as a way to determine the competitiveness and reasonableness of the Company’s pay practices. Rather than rely on a specific formula-based model, the Committee believes that retaining discretion to also assess the overall performance of NEOs gives the Committee the ability to more accurately reflect individual contributions that cannot be absolutely quantified. The Committee also considers the senior incentive program tailored to provide more emphasis on incentive compensation for the NEO group as an important component of the Company’s overall compensation program.

Total Shareholder Returns (“TSR”) statistics for the Company’s Compensation Peer Group is shown below for both one year and the three years ending December 31, 2011 for the purposes of measuring its CEO compensation in relationship to shareholder value. The statistical information was provided to Pearl Meyer & Partners for the Company’s 2011 Compensation Peer Group.

The Committee feels the Company’s TSR compares favorably with the Company’s Compensation Peer Group and places the Company between the 50th and 75th percentile in both the one year and three year measure.   The Committee believes that the compensation established for its CEO and other NEOs provides for appropriate balance between market compensation and shareholder return.

PEER BANK	STATE	TICKER SYMBOL	1 Year TSR 2011 Y (%)	3 Year TSR 2011 Y (%)
Alliance Financial Corp	NY	ALNC	(.65)	46.98
Arrow Financial Corp	NY	AROW	(8.49)	14.96
Bridge Bancorp, Inc.	NY	BDGE	(16.60)	19.94
Camden National Corp	ME	CAC	(5.68)	35.06
Chicopee Bancorp, Inc	MA	CBNK	11.46	18.49
Enterprise Bancorp Inc.	MA	EBTC	8.06	39.32
Evans Bancorp, Inc	NY	EVBN	(13.82)	(11.67)
Financial Institutions Inc.	NY	FISI	(12.38)	23.93
First Bancorp Inc.	ME	FNLC	2.79	(11.08)
Hampden Bancorp Inc.	MA	HBNK	5.13	33.47
Hingham Inst.	MA	HIFS	10.21	109.91
Merchants Bancshares Inc.	VT	MBVT	10.43	79.12
New Eng. Bancshares, Inc	CT	NEBS	32.08	35.14
NH Thrift Bancshares, Inc.	NH	NHTB	(6.31)	70.09
Northeast Bancorp	ME	NBN	(16.10)	92.78
Salisbury Bancorp, Inc	CT	SAL	(3.14)	20.20
United Financial Bancorp, Inc	MA	UBNK	7.70	13.32
Westfield Financial Inc.	MA	WFD	(14.78)	(14.04)
75thth Percentile			7.97	45.07
50th Percentile			(1.89)	28.70
Bar Harbor Bankshares	ME	BHB	7.22	30.26
Percentile Rank BHB to Peers			68%	53%

The Committee used detailed compensation information on the Compensation Peer Group as disclosed in the most recent proxy filings available for competitive reference along with market salary survey information provided by Pearl Meyer & Partners. The Committee further referenced salary survey information and guidance provided by Pearl Meyer & Partners in its process to establish compensation levels for this group.

  2011 compensation and comparative market salary information is detailed below:

	BHB 2011 Base Salary[1] ($)	Market Ranges of Base Salaries[2] ($)	BHB 2011 Total Cash Compen -sation[3] ($)	Market Ranges of Total Cash Compensation[2] ($)
Joseph M. Murphy	341,805	398,000 349,000 296,000	434,464	495,000 390,000 328,000
Gerald Shencavitz	211,253	223,000 207,000 188,000	265,436	261,000 230,000 204,000
Michael W. Bonsey	167,000	No comparable match for our size group	189,357	No comparable match for our size group
Gregory W. Dalton	175,000	185,000 171,000 159,000	196,896	218,000 195,000 168,000
Stephen M. Leackfeldt	167,000	201,000 165,000 145,000	190,699	237,000 202,000 170,000

1Approved base salary figures at the end of 2011 are used for comparison purposes in this graph.

2Market sources are comprised of Peer Group Average Proxy filing data from the financial institutions disclosed on page 19 of base salary and cash (incentive) compensation and multiple industry survey results utilized by Pearl Meyer & Partners.

3 Approved base salary figures at the end of 2011 plus the amount paid to each NEO under the 2011 annual incentive plan are used in this graph for comparison purposes.

The Committee also considers the relative scarcity of senior banking executive candidates in its immediate market area and the difficulties of recruiting out-of-market candidates to work in rural Maine. The Committee does not use any formal, fixed, or indexed criteria for establishing compensation levels for any of its NEOs within market identified ranges. The Committee believes over time, the growth in total compensation provided to its executive officers should be balanced towards incentive and equity compensation opportunities directly tied to corporate performance with less emphasis upon growth in base salaries.

Role of Management in Establishing Compensation

On an annual basis Mrs. Marsha C. Sawyer, the Senior Vice President of Human Resources, with the oversight of the CEO, provides the Committee with general information on executive officer compensation, including the NEOs. The Committee then reviews, discusses, and considers this information and any recommendations. The CEO and the Senior Vice President of Human Resources generally attend Committee meetings but were not present for the executive sessions or for any discussion of their own compensation. Mrs. Sawyer assists in the administration of all executive compensation programs, prepares Committee and Board meeting materials and performs work as requested by the Committee, including working directly with the Company’s Compensation Consultant in preparation of peer analyses for the Committee’s consideration. Mr. Murphy, the Company’s CEO, attends portions of the Committee’s meetings and makes recommendations on base salary, annual incentives, and equity compensation for executive officers who report to him. The Committee has the discretion to accept, reject, or modify the CEO’s recommendations. No changes occurred in 2011 with respect to the participation by management in the compensation process.

Compensation Consultants

The Committee has occasionally utilized, and expects to utilize in the future, various outside consultants, actuaries, and employment attorneys to assist it in developing and implementing the essential components of the Company’s compensation program, including its stock option program, Supplemental Executive Retirement Plan (“SERP”), and incentive compensation arrangements.

During 2011, Committee Chair, Robert Phillips and Senior Vice President Sawyer attended a multi-day conference sponsored by Bank Director Magazine, NASDAQ, and Institutional Shareholder Services specifically targeted at Bank Executive & Board Compensation best practices.

The Committee, under authority granted by its Charter, engages Pearl Meyer & Partners to assist in conducting updated reviews of the Company’s executive officer and director compensation packages.  Their 2011-2012 engagement includes:

•

Providing current market-based total compensation guidelines to assist in establishing appropriate and ongoing base compensation and short-term incentive compensation levels for the Company’s NEOs;

•

Providing guidance on the Company’s short-term, annual cash incentive plan for its newly created Executive Vice President positions in relationship to the established plan framework utilizing, thresholds, targets, and stretch goals tied to the Company’s strategic and long-term financial plans;

•

Providing a comprehensive review of the Company’s compensation program for its directors;

•

Recommending an updated, appropriate Compensation Peer Group comparison for compensation purposes; and

•

Providing guidance for the development of an equity incentive program for future grants to NEOs under the Bar Harbor Bankshares and Subsidiaries Equity Incentive Plan of 2009.

Compensation Plan Components

The Company’s executive compensation program applicable to the NEOs is comprised of the following primary components: (a) base salaries and benefits, (b) annual incentive cash compensation programs, (c) long-term incentives in the form of stock option grants, and (d) retirement benefits:

(a)

Base Salary and Benefits. The executive compensation program provides base salaries and benefits, which include health and life insurance programs, a 401(k) retirement program, and vacation awards to compensate executive officers for the performance of core duties and responsibilities associated with their positions. The Committee reviews base salaries annually in the context of the comparative industry information, as described above. The Committee also considers the specific contributions of the individual executive officer and the officer’s opportunity for professional growth, as well as market factors, when it sets and adjusts base salaries. In addition, the Committee considers the prevailing economic climate, the overall performance of the Company, and its most current business plan.

Upon performance evaluations and the advice and market salary data supplied by Pearl Meyer & Partners, the Committee made performance and market adjustments resulting in the 2011 approved base salaries for NEOs as follows:

Named Executive	2010 Base Salary ($)	2011 Adjustment ($)	Additional Promotional Adjustment ($)	2011 Ending Base Salary ($)	Percentage of Increase Over 2010 Base (%)
Joseph M. Murphy President and CEO of Bar Harbor Bankshares and Bar Harbor Bank & Trust	330,246	11,559	N/A	341,805	3.50
Gerald Shencavitz EVP, CFO, and Treasurer of Bar Harbor Bank-hares and EVP, CFO, and Chief Operations Officer of Bar Harbor Bank & Trust	206,100	5,153	N/A	211,253	2.50
Michael W. Bonsey[1] EVP, Chief Risk Officer of Bar Harbor Bank & Trust	140,000	4,200	22,800	167,000	19.29
Gregory W. Dalton[1] EVP Vice President, Business Banking of Bar Harbor Bank & Trust	146,600	5,000	23,400	175,000	19.37
Stephen M. Leackfeldt[1] EVP, Retail Banking and Operations for Bar Harbor Bank & Trust	141,500	3,538	21,962	167,000	18.02

1Mr. Bonsey’s,   Mr. Dalton’s, and Mr. Leackfeldt’s base salaries were increased through the Company’s normal process at the beginning of 2011.   They were further increased in October of 2011 in recognition of their promotions to Executive Vice President and expansion of their respective roles within the Company.

(b)

Short-term, Annual Incentive Cash Compensation Program. During 2011, nine senior managers including NEOs, Messrs. Murphy, Shencavitz, Bonsey, Dalton, and Leackfeldt participated in an annual cash incentive compensation plan developed under the guidance of Pearl Meyer & Partners. The philosophy of the Compensation Committee was to set competitive, reasonable base salaries and allow for the potential of meaningful incentives tied to the Company’s short-term initiatives to optimize profitability, growth, excellence in individual performance, and to promote teamwork among its participants. This plan was approved by the Company’s Board of Directors for 2011 and is detailed below:

Incentive Payout Opportunity

Each participant had a target incentive opportunity based on their role. The target incentive reflected a percentage of base salary determined to be consistent with competitive market practices. Actual awards varied based on achievement of specific goals. The opportunity reflects a range of potential awards.  Actual awards ranged from 0% (for not achieving minimal performance) to 150% of target (for exceptional performance). The table below summarizes the incentive ranges for the 2011 plan year.  The three NEO’s, Bonsey, Dalton, and Leackfeldt, who were promoted to Executive Vice President in October, 2011 were paid under the SVP designation of the 2011 plan document.

2011 Short-Term Incentive Targets
Role	Below Threshold	Threshold (50% of Target Percentage)	Target (100%)	Stretch (150% of Target Percentage)
President /CEO	0%	12.50%	25.00%	37.50%
EVP & CFO	0%	10.00%	20.00%	30.00%
SVP	0%	7.50%	15.00%	22.50%

Incentive Plan Measures

Each participant had predefined performance goals used to determine their short-term incentive award.  There were two performance categories: BHB Team and Individual. BHB Team performance was reflected by common goals for all participants. Individual goals reflected each participant’s individual contributions based on their role.  The specific allocations of goals were weighted to reflect the focus and contribution for each position in the Company.

The table below provided the guidelines for the allocation of participant’s incentives for each performance component.

Position	BHB/Team Performance	Individual Performances
President/CEO (Murphy)	75%	25%
EVP/CFO (Shencavitz)	65%	35%
SVP – Line (Dalton)	30%	70%
SVP – Staff (Bonsey and Leackfeldt)	50%	50%

BHB Performance

BHB Team performance goals for 2011were increased Net Income Available to Common Shareholders and an improved Efficiency Ratio. The table below shows the specific performance goals at Threshold, Target (budget or improvement over prior year measurements) and Stretch for each of the NEO’s during 2011.   Base salary figures for Bonsey, Dalton, and Leackfeldt are reflective of their blended base salary for the calendar year 2011.

Joseph M. Murphy
President and CEO
Base Salary	$341,805	Base Salary		$341,805	Base Salary		$341,805
Incentive Threshold (%)	12.50%	Incentive Target (%)		25.00%	Incentive Stretch (%)		37.50%
Incentive Threshold ($)	$42,726	Incentive Target ($)		$85,451	Incentive Stretch ($)		$128,177
					Payment Range
Incentive Measures	Threshold	Target	Stretch	Weight	Threshold	Target	Stretch
Net Income to Common Shareholders ($thousands)	$9,636	$10,362	$11,398	50.00%	6.25%	12.50%	18.75%
Efficiency Ratio	61.82%	56.20%	50.58%	25.00%	3.13%	6.25%	9.38%
Past Dues*	225bps	200bps	150bps	8.33%	1.04%	2.08%	3.12%
Charge offs*	30bps	25bps	20bps	8.33%	1.04%	2.08%	3.12%
NPL+OREO*	225bps	175bps	125bps	8.34%	1.04%	2.08%	3.12%
TOTALS				100.00%	12.50%	25.00%	37.50%

Gerald Shencavitz
EVP and CFO
Base Salary	$211,253	Base Salary		$211,253	Base Salary		$211,253
Incentive Threshold (%)	10.00%	Incentive Target (%)		20.00%	Incentive Stretch (%)		30.00%
Incentive Threshold ($)	$21,125	Incentive Target ($)		$42,251	Incentive Stretch ($)		$63,376
					Payment Range
Incentive Measures	Threshold	Target	Stretch	Weight	Threshold	Target	Stretch
Net Income to Common Shareholders ($thousands)	$9,636	$10,362	$11,398	50.00%	5.00%	10.00%	15.00%
Efficiency Ratio	61.82%	56.20%	50.58%	25.00%	2.50%	5.00%	7.50%
Adjusted Invest. Income	$14,834	$15,136	$16,650	15.00%	1.50%	3.00%	4.50%
Project Leadership	2	3	5	10.00%	1.00%	2.00%	3.00%
TOTALS				100.00%	10.00%	20.00%	30.00%

Michael W. Bonsey
Senior Vice President
Base Salary	$148,504	Base Salary		$148,504	Base Salary		$148,504
Incentive Threshold (%)	7.50%	Incentive Target (%)		15.00%	Incentive Stretch (%)		22.50%
Incentive Threshold ($)	$11,138	Incentive Target ($)		$22,276	Incentive Stretch ($)		$33,413
					Payment Range
Incentive Measures	Threshold	Target	Stretch	Weight	Threshold	Target	Stretch
Net Income to Common Shareholders ($thousands)	$9,636	$10,362	$11,398	30.00%	2.25%	4.50%	6.75%
Efficiency Ratio	61.82%	56.20%	50.58%	20.00%	1.50%	3.00%	4.50%
Incentive Measures	Threshold	Target	Stretch	Weight	Threshold	Target	Stretch
Avg. Commercial Loans	$405,592	$413,869	$455,256	15.00%	1.13%	2.25%	3.38%
Avg. Consumer Loans	$286,005	$291,842	$321,026	10.00%	0.75%	1.50%	2.25%
Past Dues*	225bps	200bps	150bps	8.34%	0.63%	1.25%	1.88%
Charge offs*	30bps	25bps	20bps	8.33%	0.62%	1.25%	1.87%
NPL+OREO*	225bps	175bps	125bps	8.33%	0.62%	1.25%	1.87%
TOTALS				100.00%	7.50%	15.00%	22.50%

Gregory W. Dalton
Senior Vice President
Base Salary	$156,003	Base Salary		$156,003	Base Salary		$156,003
Incentive Threshold (%)	7.50%	Incentive Target (%)		15.00%	Incentive Stretch (%)		22.50%
Incentive Threshold ($)	$11,700	Incentive Target ($)		$23,400	Incentive Stretch ($)		$35,101

					Payment Range
Incentive Measures	Threshold	Target	Stretch	Weight	Threshold	Target	Stretch
Net Income to Common Shareholders ($thousands)	$9,636	$10,362	$11,398	20.00%	1.50%	3.00%	4.50%
Efficiency Ratio	61.82%	56.20%	50.58%	10.00%	0.75%	1.50%	2.25%
Avg. Commercial Loans	$405,592	$413,869	$455,256	35.00%	2.62%	5.25%	7.87%
Avg. Non Personal Deposits	$136,498	$139,284	$153,212	15.00%	1.13%	2.25%	3.38%
Past Dues*	225bps	200bps	150bps	6.67%	0.50%	1.00%	1.50%
Charge offs*	30bps	25bps	20bps	6.67%	0.50%	1.00%	1.50%
NPL+OREO*	225bps	175bps	125bps	6.66%	0.50%	1.00%	1.50%
TOTALS				100.00%	7.50%	15.00%	22.50%

Stephen M. Leackfeldt
Senior Vice President
Base Salary	$149,193	Base Salary		$149,193	Base Salary		$149,193
Incentive Threshold (%)	7.50%	Incentive Target (%)		15.00%	Incentive Stretch (%)		22.50%
Incentive Threshold ($)	$11,189	Incentive Target ($)		$22,379	Incentive Stretch ($)		$33,568

					Payment Range
Incentive Measures	Threshold	Target	Stretch	Weight	Threshold	Target	Stretch
Net Income to Common Shareholders ($thousands)	$9,636	$10,362	$11,398	30.00%	2.25%	4.50%	6.75%
Efficiency Ratio	61.82%	56.20%	50.58%	20.00%	1.50%	3.00%	4.50%
Avg. Personal Deposits	$322,935	$329,525	$362,478	10.00%	0.75%	1.50%	2.25%
Deposit Margin Management	1.47	1.44	1.41	10.00%	0.75%	1.50%	2.25%
Avg. Consumer Loans	$286,005	$291,842	$321,026	10.00%	0.75%	1.50%	2.25%
Past Dues*	225bps	200bps	150bps	6.67%	0.50%	1.00%	1.50%
Charge offs*	30bps	25bps	20bps	6.67%	0.50%	1.00%	1.50%
NPL+OREO*	225bps	175bps	125bps	6.66%	0.50%	1.00%	1.50%
TOTALS				100.00%	7.50%	15.00%	22.50%

* The asset quality measures for Past Dues and Non-Performing Loans + Other Real Estate Owned are calculated using a twelve month average of the month-end actual data for the calendar year.  Charge off percentage is measured using the actual annual net charge offs as a percentage of the average outstanding.  The average outstanding for this calculation is measured by averaging the actual outstanding loans at each month end.

Plan Trigger

In order for the Annual Incentive Plan to ‘activate’ or turn on, the Company needed to achieve at least $9,636 Net Income Available to Common Shareholders for 2011. If BHB did not meet this level, the plan would not pay out any awards for the year, regardless of performance on other goals.

For the year ended December 31, 2011, the Company reported record net income available to common shareholders of $11,043 compared with $10,009 for the year ended December 31, 2010, representing an increase of $1,034.

2011 Incentive Payment Summary

Named Executive	Percentage Of Base (%)	Total Payout ($)	Net Income ($)	Efficiency Ratio ($)	Credit Asset Quality ($)	Loan and Deposit Growth ($)	Individual Goals ($)
Joseph M. Murphy	27.11	92,659	56,740	23,653	12,266
Gerald Shencavitz	25.65	54,183	28,076	11,682			14,425
Michael W. Bonsey	15.05	22,357	8,881	4,915	3,193	5,368
Gregory W. Dalton	14.04	21,896	6,225	2,590	2,683	10,398
Stephen M. Leackfeldt	15.89	23,699	8,922	4,953	2,567	3,900	3,357
Totals		214,794	108,844	47,793	20,709	19,666	17,782

2The asset quality measures for Past Dues and Non-Performing Loans + Other Real Estate Owned are calculated using a twelve month average of the month-end actual data for the calendar year.  Charge off percentage is measured using the actual annual net charge offs as a percentage of the average outstanding.  The average outstanding for this calculation are measured by averaging the actual outstanding loans at each month end

2Mr. Shencavitz earned $9,144 for exceeding investment income targets, and $5,281 for his oversight and leadership on strategic projects completed in 2011 for a total incentive payment of $14,425 in this category.

3Mr. Leackfeldt received $3,357 for deposit margin management.

Details of the above payments disclosed into Threshold, Target, and Stretch categories can be found on page 33.

(c)

Equity Plans. Since adopting its Stock Option Plan in 2000, the Company has provided its officers and managers, including its NEOs, with a share-based compensation component in the form of stock options. This compensation component is used to align the interest of the Company’s participating officers and managers, particularly its executive officers, with those of its shareholders over a long-term horizon and to serve as a retention tool. The Company granted options upon date of hire or promotion for qualified individuals, and from time to time for special recognition. The Company awards all grants at the closing market price of the business day of the enabling vote by the Company’s Board of Directors. The Board of Directors also sets the vesting schedule, which is typically over a period of three to seven years. The Stock Option Plan adopted in 2000 may no longer issue stock options grants and the grants made under the Stock Option Plan of 2000 to NEO’s and other management members are nearing expiration.  Increased stock trading activity in the Company stock is being experienced as members of the management team exercise these maturing options.  The Company adopted the Bar Harbor Bankshares and Subsidiaries Equity Incentive Plan of 2009 which was approved by shareholders at the May 2009 Annual Meeting under which equity grants currently may be issued.  No additional grants were awarded to NEOs during 2011. The Compensation Committee has engaged Pearl Meyer and Partners to assist it in developing a new equity based program for future use. This portion of the Company’s compensation program was designed to encourage the long-term financial growth of the Company and reward the NEOs for the appreciation in shareholder value. A schedule of these maturing options can be found on page 34.

(d)

Benefits, Retirement and Post-Termination Compensation Elements. The Company provides a 401(k) plan for all employees meeting minimum age and service requirements. In addition, the Company provides a nonqualified, noncontributory; defined-benefit plan (“SERP”) for certain highly compensated officers. Currently, the CEO and EVP/CFO are the only two NEOs that participate in the SERP. The Company’s 401(k) plan has imbedded regulatory ceilings that limit the two most senior executives from deferring amounts which the Committee considers sufficient to provide for a reasonable, final average salary retirement benefit. The Company utilizes its SERP plan as a vehicle to assist in funding the CEO’s and EVP/CFO’s total retirement program.

The Company also maintains Change in Control Agreements for NEOs Murphy, Shencavitz, Bonsey, and Dalton. These agreements provide for the payment of their salary and other specified benefits for a period of twelve to twenty-four months in the event of both a change of control of the Company and subsequent termination (or constructive termination) within set timeframes after a change in control, unless such termination was for cause.  These specific payments and timeframes were established under the advice of a compensation consultant and employment attorney as representative of similar type agreements in the industry.

The Committee believes that the Company’s SERP plan and Change in Control Agreements are necessary to provide a competitive total compensation plan to attract and retain the employment of NEOs that are a party to the agreements.

Other Compensation and Benefits

In addition to the foregoing, all executive officers of the Company are entitled to participate in certain group health, dental, and term life insurance benefits. In accordance with Company policy, all such benefits are generally available to employees of the Company and its subsidiaries.

Stock Ownership Guidelines

While many of the Company’s executive officers hold Company stock, the Company does not have specific guidelines regarding stock ownership for its NEOs at this time.

Compliance with Internal Revenue Code Section 409A

Section 409A of the Internal Revenue Code was enacted in 2005 and provides that if a service provider is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, the service provider would be subject to adverse tax treatment, including accelerated income recognition and a potential 20% tax penalty. The Company has modified its affected compensation plans to comply with the Section 409A tax provisions because the Company’s NEOs meet the definition of a service provider under Section 409A.

Policy on Internal Revenue Code Section 162(m)

Section 162(m) of the Code disallows publicly-traded companies from receiving a tax deduction on compensation paid to executive officers in excess of $1 million unless, among other things, the compensation meets the requirements for performance-based compensation. In structuring the compensation programs and in determining executive compensation, the Committee takes into consideration the deductibility limit for compensation and the performance-based requirements of Section 162(m).

During 2011, President and CEO Murphy exercised vested stock option grants scheduled to expire in February, 2012.   Mr. Murphy recognized $668,484 in additional compensation during 2011 upon the exercise of this grant. An amount of $108,000 exceeded the $1 million dollar limit under Section 162(m) for which the Company could not take a taxable deduction.

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis included in this proxy statement and has discussed it with members of management. Based on such review and discussion, the Compensation Committee recommended to the Board of Director members that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and this Proxy Statement.

Respectfully submitted by the members of the Compensation and Human Resources Committee of the Board:

Robert M. Phillips, Chair

Thomas A. Colwell

Jacquelyn S. Dearborn

Peter Dodge

Lauri E. Fernald

(This space intentionally left blank)

EXECUTIVE COMPENSATION

2011 Summary Compensation Table

The following table discloses compensation for the years ended December 31, 2011, 2010 and 2009, received by the Company’s principal executive officer, principal financial officer, and three other most highly compensated executive officers (the “NEOs”). The Company, or the subsidiary by which he was employed, paid compensation for each named executive officer.

Name and Principal Position	Year	Salary Received[1] ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings[3] ($)	All Other Compen-sation[4] ($)	Total ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Joseph M. Murphy President and CEO of Bar Harbor Bankshares and Bar Harbor Bank & Trust	2011 2010 2009	341,581 343,343 314,520	0 0 0	0 0 0	0 0 0	92,659 95,234[2] 50,834[2]	68,337 202,721 246,095	18,758 21,400 22,466	521,335 662,698 633,915
Gerald Shencavitz EVP, CFO and Treasurer of Bar Harbor Bankshares and EVP, CFO, and COO of Bar Harbor Bank & Trust	2011 2010 2009	211,154 213,794 200,100	0 0 0	0 0 0	0 0 0	54,183 49,819 60,000	0 69,304 62,883	10,131 10,786 11,945	275,468 343,703 334,928
Michael W. Bonsey EVP, Chief Risk Officer of Bar Harbor Bank & Trust	2011 2010 2009	148,504[6] 144,655 121,000	0 5,000[5] 0	0 0 0	0 0 0	22,357 21,722 24,694	0 0 0	8,544 7,603 5,974	179,405 178,980 151,668
Gregory W. Dalton EVP, Business Banking of Bar Harbor Bank & Trust	2011 2010 2009	156,003[7] 151,850 136,500	0 5,000[5]	0 0 0	0 0 0	21,896 19,885 26,112	0 0 0	8,780 8,270 7,632	186,679 185,005 170,244
Stephen M. Leackfeldt EVP, Retail Banking and Operations of Bar Harbor Bank & Trust	2011 2010 2009	149,193[8] 146,539 126,000[9]	0 0 0	0 0 0	0 0 0	23,699 26,019 25,428	0 0 0	6,690 6,289 5,888	179,582 178,847 157,316

1Included in received base salary amounts disclosed above for each named executive officer are monies they deferred pursuant to the Company’s 401(k) Plan, which allows employees of the Company and its wholly owned subsidiaries to defer monies from their compensation, subject to applicable limitations in section 401(k) of the Internal Revenue Code of 1986, as amended, and amounts deferred pursuant to the Company’s Section 125 Cafeteria plan providing health, life, and disability insurance benefits.  Employees, including NEOs are paid on a 26 bi-weekly basis most years.   Infrequently, the calendar provides for 27 bi-weekly pay days.  NEO’s received 1/26th of their 2009 base salary on January 4, 2010 to accommodate this additional pay date.   This adjusting amount has been included in the 2010 base salary amount disclosed above.  This additional pay amount for 2010 was approved by the Board of Directors.

2Mr. Murphy’s 2010 and 2009 Incentive Compensation were capped as a result of the Company participation in the U.S. Treasury’s Capital Purchase Program.   The amounts disclosed above represent the reduced amounts for Mr. Murphy.

3The amounts in this column reflect the changes in value of the Company’s nonqualified, noncontributory, defined-benefit supplemental executive retirement program between December 31, 2011, December 31, 2010, and December 31, 2009.  The amounts include applicable Medicare gross up (1.45%) amounts on the SERP calculations.

4Other Annual Compensation includes match and contribution amounts into the Company’s 401(k) plan in the same formula and schedule as available to all other employees and imputed life insurance amounts on group term insurance in excess of the allowable $50,000, non-taxable IRS limit.

5One time payment of $5,000 in recognition of transitional teamwork effort in the business banking function during 2010 but paid in 2011

6Mr. Bonsey’s base salary was adjusted from $144,200 to $167,000 effective October, 2011 upon his promotion to Executive Vice President.   The $148,504 represents the actual blended base salary he received for the calendar year 2011.

7Mr. Dalton’s base salary was adjusted from $151,600 to $175,000 effective October, 2011 upon his promotion to Executive Vice President.   The $156,003 represents the actual blended base salary he received for the calendar year 2011.

8Mr. Leackfeldt’s base salary was adjusted from $145,038 to $167,000 effective October, 2011 upon his promotion to Executive Vice President.   The $149,193 represents the actual blended base salary he received for the calendar year 2011.

9Mr. Leackfeldt’s base salary was adjusted from $121,000 to $131,000 effective July, 2011.   The $126,000 represents the actual blended base salary he received for the calendar year 2011.

The NEOs also participate in certain group life, health, disability insurance, and medical reimbursement plans, not disclosed in the Summary Compensation Table, that are generally available to all employees and do not discriminate in scope, terms, and operation.

	Year	All Other Compensation Detail
Name		Employer 401(k) Contribution Match and Contribution ($)	Club Dues ($)	Spousal Travel ($)	Imputed Life Insurance ($)	TOTAL ($)
Joseph M. Murphy	2011	9,800	1,100	770	7,088	18,758
Gerald Shencavitz	2011	8,060	0	0	2,071	10,131
Michael W. Bonsey	2011	7,015	0	710	819	8,544
Gregory W. Dalton	2011	7,407	0	651	722	8,780
Stephen M. Leackfeldt	2011	5,504	0	0	1,186	6,690

The Company provides non-cash perquisites that do not exceed $10,000 in the aggregate for any individual and are not included in the reported figures. Benefits not disclosed in the table above are of de minimus value such as incidental service fee waivers on deposit accounts or safe deposit rental fees.

NARRATIVE DISCUSSION AND ANALYSIS OF SUMMARY COMPENSATION TABLE

The Committee believes the following information and discussion is useful to the reader in understanding the information set forth in the above Summary Compensation Table.

Chief Executive Officer Employment Agreement

The Company has entered into a written employment agreement with Mr. Joseph M. Murphy, its President and CEO which was most recently amended and restated on November 19, 2008 (the “CEO Employment Agreement”).

The CEO Employment Agreement provides for the payment of an annual base salary to the President and CEO of not less than $273,946 to be paid in substantially equal installments in accordance with the Company’s compensation policies and procedures on the pay dates established by the Company for its senior executive officers.  The base salary shall be reviewed annually by the Compensation Committee of the Company’s Board of Directors and shall be adjusted at the Company’s sole discretion.  The CEO shall also participate in any performance compensation plan agreed upon by the parties during the term of the CEO Employment Agreement in concert with the Company’s evolving goals and objectives. The Employment Agreement is for an initial term of two (2) years with provisions for automatic extensions of one (1) year each in the absence of notice from the Company of its intention not to extend the term of the Employment Agreement. The term of the CEO Employment Agreement has been extended by its terms through January 3, 2012.

Mr. Murphy’s Employment Agreement also provided for a payment in the event of his involuntary termination without cause or voluntary termination for good reason of two times his salary plus health and welfare benefits for twenty four months.  With limited exceptions, it also allows for a severance payment to the CEO in the event his employment is terminated within one (1) year prior to or following certain events defined to constitute a change in control of the Company. This severance payment resulting from a termination of employment (constructive termination) following a change in control is equal to two (2) times the CEO’s base annual salary, incentive compensation payments earned and any accrued but unused vacation time.  In addition, if Mr. Murphy had any unvested stock options and unvested supplemental executive retirement benefits those amounts would vest in accordance with the terms of the plans under which they were granted and vest fully upon a change in control. In the event that Mr. Murphy becomes subject to an excise tax on payments made under his agreements and various benefit plans in connection with a change in control, he will be reimbursed for payment of such amounts upon such time as the assumptions and calculations have been prepared, reviewed, and confirmed by a nationally recognized accounting firm.

Mr. Murphy’s Change in Control Agreement also contains restrictions on competition by the CEO with the Company during the term and for a period of one (1) year following the cessation of the CEO’s employment with the Company regardless of reason.

Compensation of the Chief Executive Officer

On an annual basis, the Committee reviews the existing compensation plan for the Company’s CEO, Joseph M. Murphy. The Committee reviews this compensation plan in the context of the Company’s overall performance, the achievement of certain financial and non-financial goals and the judgment of the entire Board of Directors as to the quality of the CEO’s leadership. In addition, the Committee compares the CEO’s compensation to CEOs of the Company’s Compensation Peer Group and salary survey information for comparable positions. In making these comparisons, the Committee takes into account appropriate differences in the size, business model, and financial performance of the other banking institutions.

In accordance with the CEO’s Employment Agreement with the Company, the Committee reviews the CEO’s base salary no less often than annually and may recommend an increase in his base salary to the Board of Directors at the Committee’s sole discretion. During 2011, CEO Murphy’s base salary was adjusted 3.50% based on his continued strong performance on behalf of the Company and competitive data provided by the Company’s Compensation Consultant, Pearl Meyer & Partners.

As further discussed below, the CEO participated in the structured annual incentive cash compensation plan provided to all executive officers. During 2011, Mr. Murphy earned an annual incentive of $92,659.

The Committee did not grant the CEO any stock options or other equity awards in 2011.

The CEO is a member of the Board of Directors of the Company and its subsidiaries. He does not receive any director fees for participating in the activities of these Boards.

Other Change in Control, Confidentiality, and Non-competition Agreements

The Company entered into a Change in Control, Confidentiality, and Non-competition Agreement with the Company’s EVP/CFO, Mr. Gerald Shencavitz. This agreement provides Mr. Shencavitz with severance of both salary and benefits for a period of eighteen (18) months in the event of both a change of control of the Company and subsequent termination (or constructive termination) within twelve (12) months after a change of control, unless such termination was for cause. In addition, Mr. Shencavitz’s stock options and supplemental executive retirement benefits will vest in accordance with the terms of the plans under which they were granted and vest fully upon a change in control. In the event that Mr. Shencavitz becomes subject to an excise tax on payments made under his agreements and various benefit plans in connection with a change in control, he will be reimbursed for payment of such amounts upon such time as the assumptions and calculations have been prepared, reviewed, and confirmed by a nationally recognized accounting firm.

The Company has also entered into Change in Control, Confidentiality, and Non-Competition Agreements with the Bank’s Executive Vice Presidents, Michael W. Bonsey and Gregory W. Dalton along with three other senior managers. Their agreements provide for severance of both salary and benefits for a period of twelve (12) months in the event of both a change of control of the Company and subsequent termination (or constructive termination) within twelve (12) months of a change of control, unless such termination was for cause.

All of these agreements were entered into as part of a total compensation program to attract and/or retain qualified executives and not entered into in response to any effort known to the Board of Directors by any party or entity to acquire control of the Company.

Incentive Cash Compensation

During 2011, NEOs, Messrs. Murphy, Shencavitz, Bonsey, Dalton, and Leackfeldt participated in an annual cash incentive compensation program with two tiers representing opportunities for incentive payments. This plan was approved by the Company’s Compensation Committee and Board of Directors in 2011. The voted plan document allows for tiered payments based on Threshold, Target, and Stretch measures along with an overall plan trigger requiring the Company to achieve at least a Net Income Available to Common Shareholder’s amount of $9,636 before any payments would be approved or paid under any measure. The Company paid out a total of Two hundred fourteen thousand seven-hundred and ninety four dollars ($214,794) to its NEOs.

The altering, inflating, and/or inappropriate manipulation of performance/financial results or any other infraction of recognized ethical business standards, will subject any participant to disciplinary action up to and including termination of employment. In addition, any incentive compensation as provided by the plan to which the participant would otherwise be entitled will be revoked or subject to “claw back.”

The plan is based on a balance of multiple measures, layered oversight, and reasonable ceilings for exceptional performance. These two basic plan features structure the plan to discourage excessive risk and rewards.   The Compensation Committee reviewed the plan design to insure it is in line with best practices for risk.

 Other Compensation and Benefits

In addition to the foregoing, all executive officers of the Company are entitled to participate in certain group health, dental, and term life insurance benefits. In accordance with Company policy, all such benefits are generally available to employees of the Company and its subsidiaries.

2011 Grants of Plan-Based Awards

The following table sets forth information regarding plan-based awards granted to the NEOs during the last fiscal year under the 2011 Annual Incentive Plan voted by the Board of Directors.

Name	Grant Date[1]	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All other Stock Awards; Number of shares of Stock or units ($)	All other Option Awards; Number of Securities Under-lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Thresh- old[2] ($)	Target[3] ($)	Maxi- mum[4] ($)	Thresh- old (#)	Target (#)	Maxi- mum (#)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Joseph M. Murphy	2011 Plan	42,726	85,451	128,177	0	0	0	0	0	0	0
Gerald Shencavitz	2011 Plan	21,125	42,251	63,376	0	0	0	0	0	0	0
Michael W. Bonsey	2011 Plan	11,138	22,276	33,413	0	0	0	0	0	0	0
Gregory W. Dalton	2011 Plan	11,700	23,400	35,101	0	0	0	0	0	0	0
Stephen M. Leackfeldt	2011 Plan	11,189	22,379	33,568	0	0	0	0	0	0	0

1 The 2011 Plan measurement runs the calendar year of January 1, 2011 through December 31, 2011

2 Amounts in this column represent cash awards available to individual named executives for achieving Threshold limits under the previously described 2011 annual incentive plan for their various assigned measures.

3 Amounts in this column represent cash awards available to individual named executives for achieving Target limits under the previously described 2011 annual incentive plan for their various assigned measures.

4 Amounts in this column represent cash awards available to individual named executives for achieving Stretch or Maximum limits under the previously described 2011 annual incentive plan for their various assigned measures.

2011 Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable ($)	Number of Securities Underlying Unexercised Options Unexercisable ($)	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Joseph M. Murphy	0	0	0			0	0	0	0
Gerald Shencavitz	1,500 5,000 2,400 3,568 432	0 0 0 1,000[1]	0 0 0 0 0	18.50 22.70 33.00 31.50 31.50	8/20/2012 9/16/2013 1/23/2017 12/18/2017 12/18/2017	0	0	0	0
Michael W. Bonsey	1,000 2,400	0 0	0 0	18.50 33.00	8/20/2012 1/23/2017	0	0	0	0
Gregory W. Dalton	2,400	0	0	33.00	1/23/2017	0	0	0	0
Stephen M. Leackfeldt	2,400	0	0	33.00	1/23/2017	0	0	0	0

1Gerald Shencavitz

1,000 options will vest on December 18, 2012.

2011 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

(a)	(b)	(c)	(d)	(e)
Joseph M. Murphy	52,620	668,484	0	0
Gerald Shencavitz	0	0	0	0
Michael W. Bonsey	2,000	21,380	0	0
Gregory W. Dalton	960	13,363	0	0
Stephen M. Leackfeldt	100	1,394	0	0

Retirement Benefits

The table below shows at December 31, 2011, the present value of accumulated benefits payable to each of the NEOs, including the number of years of service credited to each such named executive officer, under the Supplemental Executive Retirement Plan and using interest rate assumptions consistent with those used in Company financial statements. Additional information regarding the Supplemental Executive Retirement Plan benefits follows the table.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)

(a)	(b)	(c)	(d)	(e)
Joseph M. Murphy	Bar Harbor Bankshares Supplemental Executive Retirement Plan	9[1]	2,688,000[2]	0
Gerald Shencavitz	Bar Harbor Bankshares Supplemental Executive Retirement Plan	10[1]	870,960	0
Michael W. Bonsey	N/A	0	0	0
Gregory W. Dalton	N/A	0	0	0
Stephen M. Leackfeldt	N/A	0	0	0

1Years of credited service are determined by the vesting schedule contained within the Plan and not years of employment with the Company.

2Mr. Murphy became 100% vested in his Supplemental Executive Retirement Plan benefit as of September 30, 2010.

RETIREMENT TABLE NARRATIVE

Supplemental Executive Retirement

The Company maintains a nonqualified, noncontributory, defined-benefit; supplemental executive retirement program (the “SERP”) for certain highly compensated executive employees. Messrs. Murphy and Shencavitz were the only authorized participants (the “Participants”) in the SERP as of December 31, 2011. Under the SERP the Participants are eligible to receive upon most termination events, disability, or death, an individually defined benefit payment based upon a predetermined vesting schedule. No plan benefits are payable to these individuals if they are terminated for cause as defined in the document.

Upon full vesting (defined as age 68 for Mr. Murphy and age 65 for Mr. Shencavitz) and the named executive’s retirement then monthly payments of $11,200 and $8,583, respectively will be paid under the SERP to the named executives (or their beneficiary) for a period of 240 months. There are also provisions under the SERP for reduced monthly payments in the event of an earlier retirement by these individuals. As of December 31, 2011, Messrs. Murphy and Shencavitz have vested monthly benefits of $11,200 and $3,629, respectively.

The SERP benefit for Mr. Shencavitz will fully vest upon a change of control of the Company (as such term is defined in the SERP).

Potential Payments upon Termination or Change in Control

The Company has entered into change in control agreements and maintains certain benefit plans that require it to provide compensation to executive officers in the event of a termination of employment or a change in control. The tables below set forth the amount and types of compensation payable to each executive officer upon voluntary termination without good reason, involuntary termination without cause, voluntary termination for good reason, termination for cause, death, disability, retirement, or termination after a change in control. The amounts assume a hypothetical termination of employment effective as of December 31, 2011 and include estimates of the amounts which would be paid to the executives in each specified circumstance. The actual amounts to be paid can only be determined at the time of an executive’s actual separation.

Payments Made Upon Voluntary Termination Without Good Reason.  Upon termination of employment with the Company; Messrs. Murphy, Shencavitz, Bonsey, Dalton, and Leackfeldt would be entitled to receive amounts earned during their term of employment pursuant to Company policies, programs, and benefit plans as follows:

•

Salary earned through the date of termination;

•

Reimbursement of reasonable and necessary expenses incurred in connection with employment through the date of termination;

•

Any incentive earned but not yet paid for the fiscal year ending prior to the year of termination;

•

Earned but unused vacation pay if terminated prior to December 31 of any year;

•

All vested stock options; and

•

Amounts contributed and vested under the Company 401(k) Plan.

Messrs. Murphy and Shencavitz would be entitled to the payments and benefits above plus:

•

Vested benefits through their date of termination payable under the Company’s SERP Plan; however, Mr. Murphy was fully vested in the ordinary course in his SERP benefit on September 30, 2010.

Payments Made Upon Involuntary Termination by Bar Harbor Bankshares Without Cause or by the Executive for Good Reason.  Messrs. Murphy, Shencavitz, Bonsey, Dalton, and Leackfeldt would be entitled to the payments and benefits as follows:

•

Salary earned through the date of termination;

•

Reimbursement of reasonable and necessary expenses incurred in connection with employment through the date of termination;

•

Any incentive earned but not yet paid for the fiscal year ending prior to the year of termination;

•

Earned but unused vacation pay if terminated prior to December 31 of any year;

•

All vested stock options; and

•

Amounts contributed and vested under the Company 401(k) Plan.

Messrs. Murphy and Shencavitz would be entitled to the payments and benefits above plus:

•

Vested benefit amounts payable under the Company’s SERP Plan; however, Mr. Murphy was fully vested in the ordinary course in his SERP benefit on September 30, 2010.

Mr. Murphy would also be entitled to the payments and benefits above plus:

•

Lump sum payment of two times base salary; and

•

Health and welfare benefits for 24 months.

Mr. Murphy would also be entitled to the following payments and benefits in addition to those listed above if his termination occurs with the twelve month prior or twelve months following a change of control event:

•

Any unvested stock options would become vested; however, Mr. Murphy did not have any outstanding, as of December 31, 2011.

Payments Made Upon a Termination for Cause.  Messrs. Murphy, Shencavitz, Bonsey, Dalton and Leackfeldt would be entitled to the payments and benefits below:

•

Salary earned through the date of termination;

•

Reimbursement of reasonable and necessary expenses incurred in connection with employment through the date of termination;

•

Earned but unused vacation pay if terminated prior to December 31 of any year;

•

Amounts contributed and vested under the Company’s 401(k) Plan;

•

All vested and unexercised stock options would be forfeited; and

•

Any incentive earned but not yet paid for the fiscal year ending prior to the year of termination will be forfeited.

Messrs. Murphy and Shencavitz would be entitled to the payments and benefits above plus:

•

All vested and unvested benefits under the Company’s SERP Plan would be forfeited.

Payments Made Upon Death or Disability.  In the event of the death or disability of Messrs. Murphy, Shencavitz, Bonsey, Dalton and Leackfeldt each would be eligible to receive the following payments and benefits:

•

Salary earned through the date of death or disability;

•

Reimbursement of reasonable and necessary expenses incurred in connection with employment through the date of death or disability;

•

Any incentive earned but not yet paid for the fiscal year ending prior to the year of death or disability;

•

Earned but unused vacation pay in the event of death or disability through date of event;

•

All vested stock options would become exercisable by the executive, or in the case of death, by their estate;

•

Amounts contributed and vested under the Company 401(k) Plan; and

•

Life insurance proceeds and/or disability payments under the Company’s general benefit plans are paid to the executive or their beneficiary by a third party insurance provider pursuant to policy provisions.

Messrs. Murphy and Shencavitz would be entitled to the payments and benefits above plus:

•

Vested benefit amounts, as of the date of disability, would be payable under the Company’s SERP Plan; and

•

Fully vested benefit amounts payable under the Company’s SERP Plan to their beneficiaries or estate in the event of death.

Payments Made Upon Retirement.  Messrs. Murphy, Shencavitz, Bonsey, Dalton and Leackfeldt would be eligible for the following payments and benefits:

•

Salary earned through the date of retirement;

•

Reimbursement of reasonable and necessary expenses incurred in connection with employment through the date of retirement;

•

Any incentive earned but not yet paid for the fiscal year ending prior to the year retirement;

•

Earned but unused vacation pay as of retirement date;

•

All vested stock options would be available for exercise; and

•

Amounts contributed and vested under the Company 401(k) Plan.

In addition, Messrs. Murphy and Shencavitz would be eligible for:

•

Vested benefit amounts payable under the Company’s SERP Plan.

Payments and Benefits Due Upon a Change in Control.  Messrs. Murphy, Shencavitz, Bonsey, Dalton and Leackfeldt would be eligible for the following payments and benefits:

•

Salary earned through the date of termination;

•

Reimbursement of reasonable and necessary expenses incurred in connection with employment through the date of termination;

•

Any incentive earned but not yet paid for the fiscal year ending prior to the year in which the change of control occurs;

•

Earned but unused vacation pay as of termination date;

•

All vested stock options along with unvested options would be available for exercise; and

•

Amounts contributed and vested under the Company’s 401(k) Plan.

Messrs. Bonsey and Dalton would be eligible for:

•

Twelve months of base salary and specified benefits if terminated as a result of the change of control and specified health and welfare benefits.

Messrs. Murphy and Shencavitz would be eligible for:

•

Fully vested benefit amounts payable under the Company’s SERP Plan; and

•

Severance of base salary and specified benefits of twenty-four months for Mr. Murphy and eighteen months for Mr. Shencavitz upon a termination (or constructive termination) within defined time limits detailed within their agreements and tax gross up payments, if applicable.

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The following table describes the potential payments to Joseph M. Murphy, President and CEO, upon an assumed termination of employment or change in control as of December 31, 2011.

Payments and Benefits	Voluntary Termination Without Good Reason ($)	Involuntary Termination Without Cause ($)	Voluntary Termination For Good Reason ($)	Termination for Cause ($)	Termination Upon Death ($)	Termination Upon Disability ($)	Retirement ($)	Termination After a Change in Control ($)
Cash Severance Note A	0	683,610	683,610	0	0	0	0	683,610
Pro Rata Bonus/Incentive Note B	83,200	83,200	83,200	0	83,200	83,200	83,200	83,200
Vested Stock Options/SARs Note C	0	0	0	0	0	0	0	0
Accelerated Stock Options/SARs Note C	0	0	0	0	0	0	0	0
Health Care Benefits Note D	0	40,710[1]	40,710[1]	0	0	0	0	40,710
Vested Pension Benefits[2] Note E	2,688,000	2,688,000	2,688,000	0	2,688,000	2,688,000	2,688,000	2,688,000
Accelerated Pension Benefits Note E	0	0	0	0	0	0	0	0
Nonqualified Deferred Compensation Note F	0	0	0	0	0	0	0	0
Life Insurance Proceeds/ Disability Benefits Note G	0	0	0	0	400,000	180,000	0	0
Other Perquisites Note H	0	0	0	0	0	0	0	0
Tax Gross-Up Note I	0	0	0	0	0	0	0	0
Total	2,771,200	3,495,520	3,495,520	0	3,171,200	2,951,200	2,771,200	3,495,520

1In addition, in the event Mr. Murphy was terminated involuntarily within a time period of one year prior to or one year following a change of control event he would receive $683,610 in base salary and $40,710 in benefit continuation funds.

2 Mr. Murphy is fully vested in his SERP Plan and will receive payment in all cases except for gross misconduct or employment with a competitor.

The following table describes the potential payments to Gerald Shencavitz, Executive Vice President, Chief Financial Officer and Treasurer of Bar Harbor Bankshares and Executive Vice President, Chief Financial Officer, and Chief Operating Officer of Bar Harbor Bank & Trust, upon an assumed termination of employment or change in control as of December 31, 2011.

Payments and Benefits	Voluntary Termination Without Good Reason ($)	Involuntary Termination Without Cause ($)	Voluntary Termination For Good Reason ($)	Termination for Cause ($)	Termination Upon Death ($)	Termination Upon Disability ($)	Retirement ($)	Termination After a Change in Control ($)
Cash Severance Note A	0	0[1]	0[1]	0	0	0	0	316,879
Pro Rata Bonus/Incentive Note B	48,336	48,336	48,336	0	48,336	48,336	48,336	48,336
Vested Stock Options/SARs Note C	53,620	53,620	53,620	0	53,620	53,620	53,620	53,620
Accelerated Stock Options/SARs Note C	0	0	0	0	0	0	0	0
Health Care Benefits Note D	0	0[1]	0[1]	0	0	0	0	26,748
Vested Pension Benefits Note E	870,960	870,960[2]	870,960[2]	0	870,960	870,960	870,960	870,960
Accelerated Pension Benefits Note E	0	0	0	0	1,188,960	0	0	1,188,960
Nonqualified Deferred Compensation Note F	0	0	0	0	0	0	0	0
Life Insurance Proceeds/ Disability Benefits Note G	0	0	0	0	423,000	140,821	0	0
Other Perquisites Note H	0	0	0	0	0	0	0	0
Tax Gross-Up Note I	0	0	0	0	0	0	0	530,917
Total	972,916	972,916	972,916	0	2,584,876	1,113,737	972,916	3,036,420

1In the event Mr. Shencavitz was terminated involuntarily within a time period of one year prior to or one year following a change of control event, he would receive $316,879 in base salary and $26,748 in benefit continuation funds.

2 If Mr. Shencavitz terminates his employment on or after his Early Retirement Date and prior to his Normal Retirement Date and within three years after a Change in Control, and if he terminates employment for Good Reason or is terminated without Cause, then the amount of his SERP benefit shall accelerate to his full vested benefit and this figure would be $2,059,920.

3Gross-up plus excise tax.   This amount becomes $696,478, if the Company pays the excise taxes in permitted installment payments (rather than a lump sum).

The following table describes the potential payments to Michael W. Bonsey, Executive Vice President, Chief Risk Officer of Bar Harbor Bank & Trust, upon an assumed termination of employment or change in control as of December 31, 2011.

Payments and Benefits	Voluntary Termination Without Good Reason ($)	Involuntary Termination Without Cause ($)	Voluntary Termination For Good Reason ($)	Termination for Cause ($)	Termination Upon Death ($)	Termination Upon Disability ($)	Retirement ($)	Termination After a Change in Control ($)
Cash Severance Note A	0	0	0	0	0	0	0	167,000
Pro Rata Bonus/Incentive Note B	18,287	18,287	18,287	0	18,287	18,287	18,287	18,287
Vested Stock Options/SARs Note C	11,480	11,480	11,480	0	11,480	11,480	11,480	11,480
Accelerated Stock Options/SARs Note C	0	0	0	0	0	0	0	0
Health Care Benefits Note D	0	0	0	0	0	0	0	18,194
Pension Benefits Note E	0	0	0	0	0	0	0	0
Nonqualified Deferred Compensation Note F	0	0	0	0	0	0	0	0
Life Insurance Proceeds/ Disability Benefits Note G	0	0	0	0	500,000	100,200	0	0
Other Perquisites Note H	0	0	0	0	0	0	0	0
Tax Gross-Up Note I	0	0	0	0	0	0	0	0
Total	29,767	29,767	29,767	0	529,767	129,967	29,767	214,961

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The following table describes the potential payments to Gregory W. Dalton, Executive Vice President, Business Banking of Bar Harbor Bank & Trust, upon an assumed termination of employment or change in control as of December 31, 2011.

Payments and Benefits	Voluntary Termination Without Good Reason ($)	Involuntary Termination Without Cause ($)	Voluntary Termination For Good Reason ($)	Termination for Cause ($)	Termination Upon Death ($)	Termination Upon Disability ($)	Retirement ($)	Termination After a Change in Control ($)
Cash Severance Note A	0	0	0	0	0	0	0	175,000
Pro Rata Bonus/Incentive Note B	17,620	17,620	17,620	0	17,620	17,620	17,620	17,620
Stock Options/SARs Note C	0	0	0	0	0	0	0	0
Accelerated Stock Options/SARs Note C	0	0	0	0	0	0	0	0
Health Care Benefits Note D	0	0	0	0	0	0	0	16,084
Pension Benefits Note E	0	0	0	0	0	0	0	0
Nonqualified Deferred Compensation Note F	0	0	0	0	0	0	0	0
Life Insurance Proceeds/ Disability Benefits Note G	0	0	0	0	350,000	104,998	0	0
Other Perquisites Note H	0	0	0	0	0	0	0	0
Tax Gross-Up Note I	0	0	0	0	0	0	0	0
Total	17,620	17,620	17,620	0	367,620	122,618	17,620	208,704

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The following table describes the potential payments to Stephen M. Leackfeldt, Executive Vice President, Retail Banking and Operations of Bar Harbor Bank & Trust, upon an assumed termination of employment or change in control as of December 31, 2011.

Payments and Benefits	Voluntary Termination Without Good Reason ($)	Involuntary Termination Without Cause ($)	Voluntary Termination For Good Reason ($)	Termination for Cause ($)	Termination Upon Death ($)	Termination Upon Disability ($)	Retirement ($)	Termination After a Change in Control ($)
Cash Severance Note A	0	0	0	0	0	0	0	0
Pro Rata Bonus/Incentive Note B	19,609	19,609	19,609	0	19,609	19,609	19,609	19,609
Stock Options/SARs Note C	0	0	0	0	0	0	0	0
Accelerated Stock Options/SARs Note C	0	0	0	0	0	0	0	0
Health Care Benefits Note D	0	0	0	0	0	0	0	0
Pension Benefits Note E	0	0	0	0	0	0	0	0
Nonqualified Deferred Compensation Note F	0	0	0	0	0	0	0	0
Life Insurance Proceeds/ Disability Benefits Note G	0	0	0	0	500,000	100,200	0	0
Other Perquisites Note H	0	0	0	0	0	0	0	0
Tax Gross-Up Note I	0	0	0	0	0	0	0	0
Total	19,609	19,609	19,609	0	519,609	119,809	19,609	19,609

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Notes
A

Cash Severance. Severance payable to all other executives represents a payment due upon a hypothetical change in control event and their subsequent termination under the terms of their agreements Twenty-four months of severance would have been payable to Mr. Murphy if his employment was terminated by Bar Harbor Bankshares for any reason other than cause, death, disability, or retirement as defined in his written CEO Employment Agreement. Mr. Shencavitz’s payment stream under his severance agreement would be for eighteen months.  Payments disclosed represent twelve months of salary for each of Bonsey and Dalton.

B

Pro Rata Bonus. The amount disclosed above represents the bonus/incentive amounts due, but not yet paid, to each executive on December 30, 2011.   These amounts were paid in 2012.  The full amount of incentive payments earned for the fiscal year 2011 has been disclosed in the “Summary Compensation Table for 2011” on page 29 of this Proxy statement.

C

Stock Options/SARs. The price per share of Bar Harbor Bankshares common stock on December 30, 2011, was $29.98, representing the closing per share price on the NYSE Amex exchange for that date. All options for participants are either completely vested or of no value when measured against the $29.98 closing per share price on December 30, 2011.  Disclosed amounts would have been realized if the executive actually exercised the vested options in the manner provided for by the Company’s stock option plan and award agreement at the December 30, 2011, market price.  In the event of a termination of employment, the executive (or the executive’s estate in the event of death) would have had the right to exercise vested stock options for a set period specified under the plan document. All executives would have forfeited the right to exercise vested or unvested options if they had been released for cause.  No amounts are reported under the accelerated line item.

D

Health Insurance. The amount disclosed represents the cost of continued health, life, and disability coverage for a period of twenty-four months for Murphy, eighteen months for Shencavitz, and twelve months for Bonsey and Dalton.  Mr. Leackfeldt is not eligible for this paid benefit continuation.

E

Pension Benefits/SERP. Amounts disclosed represent vested amounts as of December 31, 2011, payable to Murphy and Shencavitz (or their beneficiary/estate) over the twenty-year benefit period provided for under the Company’s plan document. Amounts disclosed under Involuntary Without Cause and Voluntary With Good Reason for Murphy as well as under Change in Control for both Murphy and Shencavitz represent the full vesting of their benefits under the program to be paid over the same 20-year period. Amounts disclosed do not reflect vested balances for each executive as part of the Company-sponsored 401(k) plan under which participation is generally available to all employees. The Company carries term life insurance policies on Murphy and Shencavitz in the amounts of $1,350,000 and $1,200,000, respectively, to help defray costs of these pension benefits should either die while employed by the Company, but prior to full vesting of these benefits.

F	Nonqualified Deferred Compensation Plan. No named executive participated under a Nonqualified Deferred Compensation Plan as of December 31, 2011.

G

Life Insurance Proceeds/Disability Benefits. Amounts represent benefits payable by a third party insurer (UNUM) to the designated executives or their beneficiaries under Company-sponsored life and disability programs. These life and disability insurance programs were generally available to all employees of the Company.  The Disability amount quoted is representative of a 12 month, disability paid benefit.   Total benefits due would be dependent upon the severity, the length of a disability, and insurance policy interpretation.

H	Other Perquisites. Not applicable to Bar Harbor Bankshares.

I

Tax Gross-Ups. In the event of the hypothetical change in control of Bar Harbor Bankshares on December 31, 2011, and the subsequent termination (or constructive termination) as detailed in their individual change in control agreements, and Murphy and Shencavitz were subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, an additional payment would be made to restore them to the after-tax position they would have been in if the excise tax had not been imposed and such excess parachute payments exceeded 110% of three times the executive’s “base amount,” as defined in Section 280G of the Internal Revenue Code. In the event this 110% threshold is not met, the excess parachute payments will be reduced so they do not exceed three times the executive’s base amount. Amounts paid under this Gross-Up provision are not tax deductible by the Company or any successor thereto.

DIRECTOR COMPENSATION

Directors of the Company, Bar Harbor Bank & Trust, and Bar Harbor Trust Services were paid by a combination of fees for meetings attended supplemented by quarterly stipends. A fee of $500 was paid to Board members for each meeting of the Company and its subsidiary company boards attended and each committee meeting attended. Members of the Board received $500 when the Company and the Bank held joint meetings. The Board compensated the Chairperson (or the Vice Chairperson in his stead) for attendance at any Committee meeting even though they are not a voting member.  The fee paid for attendance at the Company’s Annual Meeting was $500 per member. Audit Committee members received $600 for each Audit Committee meeting they attended. In addition, each Director, with the exception of the Chairperson of the Board, Vice Chairperson of the Board and the Chairpersons of the Audit Committee, Governance Committee and Compensation Committee received a quarterly stipend of $1,000. The Board Chairperson received a quarterly stipend of $3,000, the Vice Chairman received a quarterly stipend of $2,000, and the Chairperson of the Audit Committee, Governance, and Compensation and Human Resources received a $1,500 stipend each per quarter.

	Meeting Fees ($)	Quarterly Stipend ($)
Chairperson of the Board		3,000
Vice Chairperson of the Board		2,000
Chairperson of the Audit Committee		1,500
Chairperson of the Governance Committee		1,500
Chairperson of the Compensation and Human Resource Committee		1,500
All other Directors		1,000
Audit Committee Attendance	600
All other meetings, including Annual Meeting	500

Meetings of the Board of Directors of the Company are held monthly. Director Murphy, who also serves as an officer of the Company, does not receive Directors’ fees.

The Company received a comparative summary of director compensation in August, 2008.   Overall the Board’s compensation retainer and fee structure was below the 25th percentile of peer banks. However due to a larger than average number of directors, the Company’s total Board compensation places it at the median of its peer group. The Compensation Consultant, Pearl Meyer & Partners recommended that the Board consider including equity compensation as part of its compensation mix. No action was taken on this recommendation until 2010.  In September, 2010 each director was awarded 200 restricted shares of Bar Harbor Bankshares under the Bar Harbor Bankshares and Subsidiaries Equity Incentive Plan of 2009 which was approved by the shareholders in 2009.   These restricted share certificates are fully vested, but held in the possession of the Company and may not be sold, transferred, or gifted by directors until three months after they leave the service of the Board.  There were no further awards granted in 2011.

2011 Director Compensation Table

The following table details the total compensation paid to all directors from Bar Harbor Bankshares, Bar Harbor Bank & Trust, and Bar Harbor Trust Services during the 2011 fiscal year.

	Fees Earned or Paid in Cash ($)	Restricted Stock Awards[2] ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Peter Dodge	37,900	0	0	0	0	0	37,900
Thomas A. Colwell	19,000	0	0	0	0	0	19,000
Robert C. Carter	16,000	0	0	0	0	0	16,000
Jacquelyn S. Dearborn	14,300	0	0	0	0	0	14,300
Martha T. Dudman	21,400	0	0	0	0	0	21,400
Lauri E. Fernald	16,400	0	0	0	0	0	16,400
Gregg S. Hannah	18,400	0	0	0	0	0	18,400
Clyde S. Lewis	17,000	0	0	0	0	0	17,000
Joseph M. Murphy	0	0	0	0	0	0	0
Robert M. Phillips	22,500	0	0	0	0	0	22,500
Constance C. Shea	18,500	0	0	0	0	0	18,500
Kenneth E. Smith	23,000[1]	0	0	0	0	0	23,000
Scott C. Toothaker	20,900	0	0	0	0	0	20,900
David B. Woodside	20,900	0	0	0	0	0	20,900
Totals	266,200	0	0				266,200

1Director Kenneth E. Smith deferred a portion of his compensation under a Non Qualified Deferred Compensation arrangement. This deferred arrangement is funded entirely by the director and the funds are invested and remain in the name of the Company until the director withdraws them upon his resignation, retirement, or termination from Board membership.  Director Smith assumes the investment risk on these funds and holds the status of an unsecured creditor of the Company for the payment of these deferred fees at a future date.

Compensation Committee Interlocks and Insider Participation

The Compensation and Human Resources Committee is comprised of Company directors Phillips, Dearborn, Dodge, Fernald, and Colwell. None of the Company’s NEO’s serves as a member of a compensation committee of any other company that has an executive officer serving as a member of the Company’s Board of Directors.   None of the NEO’s serves as a member of the board of directors of any other company that has an executive officer serving as a member of the Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

The Company has entered into a long-term lease for its Bank branch located in Somesville, Maine, effective February 1, 2006 (the “Somesville Lease”). The Somesville Lease has interim renewals of five years and the present term runs through 2016.  During each subsequent lease year the base rent is increased using a formula tied to certain changes in the consumer price index. During 2011, the lease payments totaled Seventy two thousand seven hundred thirty dollars ($72,730). In addition to base rent, the Bank is responsible to pay as “additional rent” certain defined real estate taxes as well as certain operating expenses, and other costs, charges, and expenses associated with the premises. The “Landlord” under the Somesville Lease is A.C. Fernald Sons Inc., a Maine corporation. Mr. Robert B. Fernald of Mount Desert, Maine, is a shareholder, director, and officer of A. C. Fernald Sons Inc. and is the father of Company director Lauri E. Fernald. Lauri E. Fernald does not own any stock or hold any corporate office or other position with A.C. Fernald Sons Inc. and has no direct or indirect interest in the Somesville Lease other than her familial relationship with Mr. Robert B. Fernald.

Except as set forth above and with regard to “Indebtedness of Management” described below, none of the director- nominees or NEOs of the Company or of any of its subsidiaries engaged during 2011 in any transaction with the Company or any of its subsidiaries, in which the amount involved exceeded $120,000.

The Company administers related party transactions (if any) under its Related Party Transaction Policy, which policy addresses compliance to NYSE Amex Rule 120 and Item 404 (a) of Regulations S-K. This policy provides for Board Audit Committee oversight of related party transactions that exceed a de minimus lifetime income statement impact of $25,000 (except for loan transactions, which for the Company and its subsidiaries are administered pursuant to Federal Regulation O, as described more fully below).  Any transactions that qualify under this policy are reviewed by the Board Audit Committee (or another acceptable Board Committee, or the full Board of Directors) for approval prior to being contractually bound by the Company.  Other than the Somesville Lease disclosed and described above, and loans offered in the ordinary course of business and approved by the Bar Harbor Bank & Trust Board of Directors, the Company had no related party transactions. The Related Party Transaction Policy is approved annually by the Board of Directors and administered by management of the Bank.

Indebtedness of Management

The Company’s wholly owned subsidiary, Bar Harbor Bank & Trust (the “Bank”), offers to its directors, officers, principal shareholders and employees, and to businesses owned and/or controlled by those persons (collectively “insiders”), commercial and consumer loans in the ordinary course of its business.

All loans made by the Company and its subsidiaries to insiders are regulated by the Company’s federal and state regulators under federal Regulation O (“Reg. O”). “Reg. O” sets forth various practices and reporting requirements for loans to insiders. In addition, the Sarbanes-Oxley Act of 2002 permits banks and bank holding companies to extend credit to their directors and officers provided that such extensions of credit are (a) made or provided in the ordinary course of the consumer credit business of such issuer; (b) of a type that is generally made available to such issuer to the public; and (c) made by such issuer on market terms, or terms that are no more favorable than those offered by the issuer.

As of December 31, 2011, the outstanding loans by the Company’s subsidiary bank (BHBT) to the Company’s nominees for Directors and NEO’s amounts to an aggregate of approximately $3,077,203 with a maximum availability limit of $5,874,830.  All loans extended by the Bank to insiders comply with Reg. O, the Sarbanes-Oxley Act of 2002, and NYSE Amex Rule 120.   They are offered under the same terms and conditions available to non-insiders, including but not limited to those terms and conditions related to the requirements for approval, the interest rates charged, the required repayment terms, and the required collateral, except that the Bank waives certain fees for all employees and directors when applying for consumer residential first mortgage loans secured by the related party’s primary residence. Further, the Bank may, from time to time at the discretion of management, provide interest rate discounts, fee waivers or other pricing inducements to qualified employees and directors when doing so accomplishes or furthers an objective of the Bank and/or the Company. No such programs are made available only to insiders. The terms and conditions of all loans, including those to insiders, and the process by which they are approved, is fully documented in the Bank’s written Loan Policy. The Loan Policy is approved annually by the Board of Directors and administered by management of the Bank. Loans to insiders may not contain a higher level of risk, nor be offered with terms and conditions more favorable, than loans to non-insiders with equivalent financial profiles (except for the favorable pricing programs previously described).  The Company believes that all extensions of credit to Company insiders and executive officers satisfy the foregoing conditions.  No such transactions have involved more than normal risk of collectability or presented other unfavorable features and no loans outstanding.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The reports of KPMG LLP on the Company’s consolidated financial statements as of December 31, 2011, and 2010 and for the three-year period ending on December 31, 2011, and on internal control over financial reporting as of December 31, 2011, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company anticipates a representative from KPMG LLP will be present and available to respond to questions or make a statement(s) at the Annual Meeting.

Audit Fees

The following table summarizes KPMG LLP’s audit fees for 2011 and 2010 respectively:

Service	2011 ($)	2010 ($)
Audit Fees	325,000	278,000
Audit Related Fees	23,400	21,650
Tax Fees	0	0
All Other Fees	0	0
TOTAL	348,400	299,650

1.

Audit Fees. The aggregate fees billed for professional service rendered by the independent registered public accounting firm KPMG LLP, for the audit of the Company’s annual financial statements and internal control over financial reporting, and review of the financial statements included in the Company’s Forms 10-Q for the years ended December 31, 2011, and 2010 were $325,000 and $278,000 respectively

2.

Audit Related Fees. The aggregate fees billed for assurance and related services rendered by KPMG LLP related to the performance of the audit or review of the Company’s financial statements in the years ended December 31, 2011, and 2010 were $23,400 and $21,650 respectively. These services were related to an employee benefit plan audit.

3.

Tax and All Other Fees. No services or charges were applicable to this category the years ended December 31, 2011, and 2010.

The Audit Committee’s pre-approval policies and procedures require the Audit Committee Chair to pre-approve all audits and non-audit services, and report such pre-approvals to the Audit Committee at its next regularly scheduled meeting.

No services were rendered for financial information systems design and implementation or internal audit.

The Company’s Audit Committee has considered the compatibility of the non-audit services furnished by the Company’s auditing firm with the firm’s need to be independent.

OTHER MATTERS

Financial Statements

ENCLOSED WITH THIS PROXY MAILING TO SHAREHOLDERS IS A COPY OF THE COMPANY’S 2011 SUMMARY ANNUAL REPORT AND A COPY OF THE ANNUAL REPORT TO THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K.   THE FORM 10-K INCLUDES CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES FOR THE LAST FISCAL YEAR IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.  UPON WRITTEN REQUEST, SHAREHOLDERS MAY ALSO OBTAIN THE MOST RECENT ANNUAL DISCLOSURE STATEMENT THAT CONTAINS FINANCIAL INFORMATION COVERING THE LAST TWO YEARS.

Any request for a copy of the Annual Disclosure Statement must contain a representation that the person making the request was a beneficial owner of Common Stock on March 21, 2012, which is the record date for this proxy solicitation. Requests should be addressed to: Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street, Bar Harbor, ME 04609.

Nominations by Shareholders and other Shareholder Proposals

The Company Bylaws provide that the Company will consider nominees for election to the Board of Directors recommended by shareholders if made in the same manner provided for under the Company Bylaws with regard to typical Shareholder proposals. These procedures require in part, that to be timely, a shareholder’s notice shall be delivered to the Clerk at the principal executive offices of the Company not later than the close of business of the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the preceding year’s Annual Meeting.   Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected): (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and the names and addresses of other shareholders known by the shareholder proposing such business to support such proposal, and the class and number of shares of the Company’s capital stock beneficially owned by such other shareholders; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Company’s books, and of such beneficial owner, and (ii) the class and number of shares of the Company which are owned beneficially and of record by such shareholder and such beneficial owner.   Shareholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in the Company’s proxy statement and form of proxy for the 2013 Annual Meeting of Shareholders must be received by the Company not later than January 15, 2013 but not earlier than December 15, 2012.   Any such proposal must also comply with the requirement as to form and substance established by the Commission for such a proposal to be included in the proxy statement and form of proxy.  Proposals should be addressed to Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street, Bar Harbor, ME  04609. If the Governance Committee determines that any Shareholder proposal (including a nomination for election of a director) was not made in a timely fashion or that information provided in the notice does not fulfill the information requirements set forth above in any material respects, such proposal shall not be presented for action at the Annual Meeting for which it is proposed. If a shareholder should propose a candidate, it is anticipated that the Governance Committee would evaluate that candidate on the basis of the criteria noted above.

Communication with Board of Directors

The Board of Directors does not have a formal process for shareholders to send communications to the Board. In view of the infrequency of Shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications addressed to the Board of Directors received by the Company from shareholders will be shared with the full Board of Directors no later than the next regularly scheduled Board meeting.

Code of Ethics

The Company Board of Directors has adopted a Code of Ethics that applies to all employees, officers, and directors. The Code covers compliance with law; fair and honest dealings with the Company, with competitors, and with others; fair and honest disclosure to the public; and procedures for compliance with the Code. Shareholders can review the Code of Ethics on the website located at www.BHBT.com.

Other Business

As of the date of this Proxy Statement, the Company’s Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. If any other business, matter, or proposal shall properly come before the Annual Meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the Company’s Board of Directors.

By Order of the Board of Directors

/s/ Marsha C. Sawyer

Marsha C. Sawyer, Clerk

(This space intentionally left blank)

APPENDIX A

REPORT OF THE AUDIT COMMITTEE

March 21, 2012

To the Board of Directors of Bar Harbor Bankshares:

In accordance with the Audit Committee Charter, the Audit Committee reviews the Company’s financial reporting process on behalf of the Board.    Management is responsible for preparing the financial statements and for designing and implementing the reporting process, including the system of internal controls, and has represented to the Audit Committee that such financial statements were prepared in accordance with generally accepted accounting principles.  The independent registered public accounting firm is responsible for expressing opinions on the conformity of those audited financial statements with U.S. generally accepted accounting principles.   The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm, together and separately, the Company’s audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for 2011.

The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by professional standards. In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management, including the matters in the written disclosures and letter which were received by the Audit Committee from the independent registered public accounting firm as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence.  The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence and concluded that the auditors are independent.

During 2011, the Audit Committee performed all its duties and responsibilities under the Audit Committee Charter.   In addition, based on the reports and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements of the Company for 2011 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the United States Securities and Exchange Commission.

Each of the members of the Audit Committee is independent as defined under the listing standards of NYSE Amex (formerly the American Stock Exchange) as of December 31, 2011.

The Board of Directors has determined that the Company has at least one “audit committee financial expert” serving on its Audit Committee. Mr. Scott G. Toothaker, CPA, meets the criteria for an “audit committee financial expert” and is “independent” within the meaning of the rules adopted by the NYSE Amex pursuant to the Sarbanes-Oxley Act of 2002.

Respectfully submitted by the members of the Audit Committee of the Board:

Scott G. Toothaker, Chair

Jacquelyn S. Dearborn

Martha T. Dudman

Lauri E. Fernald

Gregg S. Hannah

David B. Woodside

APPENDIX B

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Bar Harbor Bankshares (the “Company”) to assist the Board in fulfilling its oversight responsibilities for: (1) the integrity of the Company’s financial statements; (2) the Company’s compliance with legal and regulatory requirements; (3) the independent registered public accounting firm’s qualifications and independence; (4) the performance of the Company’s internal audit function and independent registered public accounting firm; and (5) the system of internal controls and disclosure controls that management has established. The Committee shall prepare the “Audit Committee Report” required by the rules of the United States Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

COMPOSITION

The Committee will be comprised of at least three members of the Board of Directors.   The members of the Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Committee. Any vacancy on the Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Committee to be Chairperson of the Committee.

Each Director who serves on the Committee must be affirmatively determined by the Board to satisfy the requirements established by the NYSE-Amex, to be considered an “independent” member of the Board. In addition, the Board of Directors must determine that each member of the Committee satisfies the requirements governing independence of audit committee members established by the NYSE Amex and the United States Securities and Exchange Commission (the “Commission”), including those issued pursuant to Rule 10A-3 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended (the “Exchange Act”).

In addition to satisfying the foregoing independence requirements, each member of the Committee shall be financially literate (or shall become financially literate within a reasonable period of time after his or her appointment to the Committee), as such qualification is interpreted by the Board in its business judgment. One or more members of the Committee must either be “financially sophisticated” (determined in accordance with the guidelines published by NYSE Amex or an “audit committee financial expert” (as such term is defined under the rules promulgated by the Commission).

No member of the Committee may simultaneously serve on the audit committee of more than three (3) issuers having securities registered under Section 12 of the Exchange Act, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee

COMPENSATION

A member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other committee established by the Board, receive directly or indirectly any consulting, advisory or other compensatory fee from the Company. A member of the Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as a Committee member.

MEETINGS

The Committee shall meet as often as it determines necessary, but no less frequently than quarterly.  A majority of the members of the Committee shall constitute a quorum for purposes of holding a meeting and the Committee may act by a vote of a majority of the members present at such meeting. The Chairperson of the Committee, in consultation with the other Committee members, may determine the frequency and length of the Committee meetings and may set meeting agendas consistent with this Charter

The Committee may, at its discretion, meet in separate executive sessions with the CEO, Chief Financial Officer, independent registered public accounting firm and internal auditor. All Committee members will strive to attend each meeting. The Committee may request that any officer or employee of the Company or the outside legal counsel or independent registered public accounting firm attend a meeting of the Committee or to meet with any members of or consultants to the Committee.

AUTHORITY

The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility.  It is empowered to:

▪

Appoint, compensate, and oversee the work of the independent public accounting firm employed by the organization to conduct the annual independent audit of the Company’s consolidated financial statements. This firm will report directly to the Committee;

▪

Resolve any disagreements between management and the independent registered public accounting firm regarding financial reporting;

▪

Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Committee prior to the completion of the audit;

▪

Retain independent counsel, accountants, or others to advise the Committee or assist in the conduct of an investigation;

▪

Seek any information it requires from employees--all of whom are directed to cooperate with the Committee's requests--or external parties;

▪

Meet with Company officers, independent registered public accounting firm, or outside legal counsel, as necessary;

▪

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that the decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee for ratification at its next scheduled meeting;

▪

Approve assurance and consulting services performed by outsourced vendors used to complete the annual audit plan;

▪

Review the appointment, performance, replacement and compensation of the internal auditor. The internal auditor will report directly to the Committee Chairman and for administrative purposes to the CEO of the Company; and review and approve the scope and any significant changes to the annual internal audit and loan review plans.  Evaluate the internal auditor’s risk assessment of the Company’s activities used in developing the annual audit plan.

RESPONSIBILITIES

The Committee will be responsible for the following:

•

Financial Reports

o

Review significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements and understanding their impact on the financial statements.  These matters include:

▪

Complex or unusual transactions and highly judgmental areas;

▪

Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

▪

The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

o

Review analyses prepared by management and/or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

o

Review with management and the independent registered public accounting firm the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent registered public accounting firm’s activities or on access to requested information, and any significant disagreements with management.

o

Solicit the independent registered public accounting firm’s judgment about the quality, not just the acceptability, of the Company’s accounting principles used in financial reporting.

o

Discuss and review with management and the independent registered public accounting firm the annual audited financial statements, related notes to the financial statements and financial information to be included in the Company’s annual report to shareholders and on Form 10-K and quarterly financial statements on Form 10-Q, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations.

o

Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or disclosure controls and any fraud involving management or other employees who have a significant role in the Company’s internal controls and disclosure controls and procedures.

o

Review with management and the independent registered public accounting firm any other required communications by the independent registered public accounting firm under professional standards relating to the conduct of the audit and the quality of the Company’s accounting principles. If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company’s annual report on Form 10-K.

o

The Committee shall discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of “pro forma” or “adjusted” non-GAAP information).

•

Internal Control

o

Consider the effectiveness of the Company’s system of internal control, including information technology security and control.

o

Understand the scope of internal and independent registered public accounting firms’ review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses. Discuss any relevant significant recommendations that the independent registered public accounting firm may have, particularly those characterized as “reportable conditions.”  The Committee will review responses of management to the reportable conditions from the independent registered public accounting firm and receive follow-up reports on actions taken concerning the recommendations.

•

Internal Audit

o

Review with management the charter, plans, activities, staffing, and organizational structure of the internal audit function.

o

Ensure there are no restrictions or limitations placed on the Internal Auditor’s scope of work and review and concur in the appointment, replacement, or dismissal of the Internal Auditor.

o

Review the effectiveness of the internal audit function; including compliance with generally accepted internal auditing standards.

o

On a regular basis, meet separately with the Internal Auditor to discuss any matters that the Committee or Internal Auditor believes should be discussed privately.

o

Receive reports of major findings from the Internal Auditor and evaluate management’s response in addressing the reported conditions.

•

Independent Registered Public Accounting Firm

o

Review the independent registered public accounting firms’ proposed audit scope and approach, including coordination of audit effort with internal audit. The review will include an explanation from the independent registered public accounting firm of the factors considered by the independent registered public accounting firm in determining the audit scope, including the major risk factors.

o

Review the performance of the independent registered public accounting firm, and exercise final approval on the appointment or discharge of the auditors.  In performing this review, the Committee will at least annually, obtain and review a formal written report by the independent registered public accounting firm describing and disclosing:

▪

The firm’s internal quality-control procedures;

▪

Any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years and any steps taken to deal with any such issues; and

▪

a letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent registered public accounting firm’s communications with the Committee concerning independence, and that the Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

o

Ensure the rotation of the lead (or coordinating) independent audit partner having primary responsibility for the audit and the independent audit partner responsible for reviewing the audit as required by law.

o

Ensure the requirements of PCAOB Rule 3526 are satisfied in connection with new and ongoing engagement of the independent registered public accounting firm.

o

Present its conclusions with respect to the independent registered public accounting firm to the full Board.

o

Recommend to the Board a clear policy for the hiring of employees or former employees of the independent registered public accounting firm who participated in any capacity in the audit of the Company.

o

The Committee shall meet privately with the independent registered public accounting firm as it deems necessary but in no event less frequently than may be required by applicable PCAOB and NYSE Amex rules.

•

Compliance

o

Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

o

Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting procedures, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

o

Review the findings of any examinations by regulatory agencies, and any auditor observations.

o

Periodically review the Company’s code of conduct to ensure that it is adequate and up-to-date. Review the process for communicating the code of conduct to Company personnel, and for monitoring compliance therewith.

o

Obtain regular updates from management and company legal counsel regarding compliance matters.

o

Review and assess the adequacy of the Committee charter annually, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by applicable NYSE Amex Audit Committee requirements.  The charter shall be published as an appendix to the proxy statement every three years.

•

Reporting Responsibilities

o

Regularly report to the Board about Committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent registered public accounting firm, and the performance of the internal audit function.

o

Provide an open avenue of communication between internal audit, the independent registered public accounting firm, and the Board.

o

Report annually to the shareholders, describing the Committee’s composition, responsibilities, and how they were discharged, and any other information required by applicable rule, including approval of non-audit services.

o

Review any other reports the Company issues that relate to Committee responsibilities.

•

Other Responsibilities

o

Discuss with management the Company’s major policies with respect to risk assessment and risk management.

o

Perform other activities or functions as assigned by law, the Company’s Articles of Incorporation, or by the Board.

o

May institute and oversee special investigations as needed.

o

Confirm annually that all responsibilities outlined in this policy have been carried out.

o

Evaluate the Committee’s and individual members’ performance at least annually.

Limitation of Audit Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.    Such responsibilities are the duty of management and, to the extent of the independent registered public accounting firm’s audit responsibilities, the independent registered public accounting firm. In addition, it is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations or the Company’s Code of Ethics

BAR HARBOR BANKSHARES

82 Main Street

Bar Harbor, ME  04609

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Peter Dodge, Martha T. Dudman, and Robert Phillips as Proxies, each with power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of the Company held of record by the undersigned as of close of business on March 21, 2012 at the Annual Meeting of Shareholders to be held on May 15, 2012 or at any adjournment thereof.

X

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

ELECTION OF DIRECTORS

1.

To elect thirteen persons to serve as Directors for a term of one year.

Robert C. Carter

Clyde H. Lewis

Thomas A. Colwell

Joseph M. Murphy

Peter Dodge

Robert M. Phillips

Martha T. Dudman

Constance C. Shea

Lauri E. Fernald

Kenneth E. Smith

Gregg S. Hannah

Scott G. Toothaker

David B. Woodside

(   )   For all nominees

(   )  Withhold Authority for all nominees

(   )  For all except:_____________________________________________

OTHER BUSINESS:

2.

To approve a non-binding, advisory resolution on the compensation of the   Named Executive Officers of the Company (“Say on Pay”).

(   ) For      (   ) Against     (   ) Abstain

3.

To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

(   ) For      (   ) Against     (   ) Abstain

4.

To transact such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted on behalf of the undersigned shareholder in the manner directed herein. If no direction is given, this proxy will be voted in favor of Items 2, 3, for the nominees listed in Item 1, and in the discretion of management with respect to any other matters, which may come before the Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENVELOPE PROVIDED.

SIGNATURE __________________  DATE _____________

SIGNATURE __________________  DATE  _____________

NOTE:  Please sign exactly as name appears above. Only one joint tenant needs sign. When signing as attorney, executor, administrator, trustee, or guardian, or in any representative capacity, please give full title.